Posting Supplement No. 161 dated March 22, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 364559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364559	$14,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364559. Member loan 364559 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Self employed: The Photo Buddy	Debt-to-income ratio:	18.92%
Length of employment:	2 years	Location:	Orlando, FL

Home town:	Oak Forest
Current & past employers:	Self employed: The Photo Buddy, Clean Harbors Enviromental Services
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

I am asking for this loan to cover a variety of debt. I would like to pay off 4 credit cards with balances of $4,500, $3,500, $1,200, and $1,000. Also I would like to pay off my 2005 scion Xb which I owe $3550 as of 3/19/09 (I pay $375 per month, although my payments are only $273). That leaves me with a little extra which I will add to my other lending club account in which I lend. I know I can cover this loan here are the sources I can get the money from to pay back this loan. Pay off Car note = $375 per month CC # 1 payment = $125 per month CC # 2 payment = $100 per month CC # 3 payment = $50 per month CC # 4 payment = $50 per month Stop my auto-monthly investment into LC = $150 per month I have roughly $850 a month to cover this loan without spending a dime more than I already do each month. My employment: I have been self employed for the past 2+ yrs (www.thephotobuddy.com) - I also sell on ebay and amazon (thephotobuddy). My sales have yet to slow or decline due to the economy In addition I work 24+ hrs per week for Clean Harbors Enviromental Services. We handle hazerdous waste treatment and disposal. I feel very secure with this company. Although much of the country is having problem of employment I find myself fully employed, and at times over employed. I plan on paying this loan off prior to the 36 month term. If you have any questions let me know.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	33
Revolving Credit Balance:	$20,619.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370241

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370241	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370241. Member loan 370241 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self Employed	Debt-to-income ratio:	15.31%
Length of employment:	25 years	Location:	New York, NY

Home town:	Orange
Current & past employers:	Self Employed
Education:	William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

consolidate bills.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,078.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 374566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374566	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374566. Member loan 374566 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Beef O bradys	Debt-to-income ratio:	11.26%
Length of employment:	1 year 2 months	Location:	Miami, FL

Home town:	Tampa
Current & past employers:	Beef O bradys, Beef O Bradys
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

Just finished building and open a few months ago a Family Sports Pub in Miami .This Resturant was built with cash at a cost of $600,000 with no loans I am currently doing about $60.000 a month and doing well .looking to pay off construction and start monies with this loan . Thanks for your time in looking this over .Marleny

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,395.00	Public Records On File:	1
Revolving Line Utilization:	57.80%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 378198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378198	$12,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378198. Member loan 378198 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,550 / month
Current employer:	Merck and Co.	Debt-to-income ratio:	20.33%
Length of employment:	8 months	Location:	Collegeville, PA

Home town:	Monongahela
Current & past employers:	Merck and Co., Lonza Biologics, Amgen, MedImmune
Education:	University of Pittsburgh

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate/pay debts

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	31
Revolving Credit Balance:	$32,785.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 378554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378554	$18,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378554. Member loan 378554 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Fairfax County Government	Debt-to-income ratio:	14.87%
Length of employment:	7 years 4 months	Location:	Fairfax, VA

Home town:
Current & past employers:	Fairfax County Government, Fairfax County Fire & Rescue
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,466.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 379589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
379589	$11,100	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 379589. Member loan 379589 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,687 / month
Current employer:	Personal Care Professionals	Debt-to-income ratio:	23.71%
Length of employment:	2 years 7 months	Location:	BERGENFIELD, NJ

Home town:	Englewood
Current & past employers:	Personal Care Professionals
Education:	William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

I am requesting a debt consolidation loan for the purpose of getting my monthly payments to be a lttle lower as well as paying less percentage o my APR which is high at the moment. With this loan I will be able to lower my debt in a couple of years.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,339.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 379679

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
379679	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 379679. Member loan 379679 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	quaker oats	Debt-to-income ratio:	3.00%
Length of employment:	6 years	Location:	COLUMBIA, MO

Home town:	taiwan
Current & past employers:	quaker oats
Education:	University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

to consolidate my debt into one easy payment

A credit bureau reported the following information about this borrower member on March 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	35
Revolving Credit Balance:	$6,063.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 380058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380058	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380058. Member loan 380058 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Pape and Sons Construction	Debt-to-income ratio:	16.87%
Length of employment:	3 years	Location:	Allyn, WA

Home town:	Johnstown
Current & past employers:	Pape and Sons Construction, Pape and Sons
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

The business will be done under the name of For Fit. The owners of the business will be Bradley and Esther Appleman. Esther M Appleman is currently a certified personal trainer. Bradley is currently studying to receive his Bachelors in business management. The business will consist of 24 hour access to a gym. The gym will currently consist solely on the use of the gym and will offer Yoga and Pilates in the near future. Esther is registered to become a certified Yoga instructor mid-2009. According to City-Data.com (2009) the population of Belfair is over 6 thousand residents. Grapeview/Allyn also has a population of more than 2 thousand residents. The location, which is along highway 3 across from the Safeway store and next to the Kitsap bank, is the main thoroughfare to Bremerton for north-Mason Residents. The current facility has 72 individuals on a monthly payment plan to use the services. The only facility in the area is the one in place and has not allowed new members in several months. We will use advertising on the building, which is highly visible from the main thoroughfare of highway 3. The organization will also be referred clients from the sole local Physical therapy in Belfair, Belfair Physical therapy. Once the completion of the physical therapy is complete, Belfair Physical Therapy will recommend a membership at the establishment. We will also receive referrals from Abel Wellness, which is also located in the building to be used. The monthly price will be approximately $30 a month for the gym and $50 a month for access to the yoga and Pilates along with the gym. The current expected fixed cost is $5100 a month and will need approximately 170 members to break even. There are currently 72 members, therefore, only 100 more are needed to break even. Our Plan is for either Esther or Bradley to occupy the business during business hours and use an access control system for the after business hours. We will be purchasing much of the equipment from the current establishment. The additional equipment will depend on the number of members and will be increased as needed.

A credit bureau reported the following information about this borrower member on February 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,304.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 381198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381198	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381198. Member loan 381198 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	HOLON ENGINEERING	Debt-to-income ratio:	11.77%
Length of employment:	13 years 3 months	Location:	LUCEDALE, MS

Home town:	Lucedale
Current & past employers:	HOLON ENGINEERING, Lyle Stover Engineering
Education:	southeast College of Technology, University of South Alabama

This borrower member posted the following loan description, which has not been verified:

Payoff existing citifinancial loan of 5200 and replace existing wood siding with vinyl siding and replace existing dirt driveway with concrete drive.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	28
Revolving Credit Balance:	$220.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382076	$6,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382076. Member loan 382076 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Primary Payroll Services	Debt-to-income ratio:	5.64%
Length of employment:	5 years 2 months	Location:	TORRANCE, CA

Home town:	Torrance
Current & past employers:	Primary Payroll Services, Payroll 1, Swissport Carrgo
Education:	El Camino College Torrance

This borrower member posted the following loan description, which has not been verified:

Vacation

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,400.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 382195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382195	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382195. Member loan 382195 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	VASQUEZ & Co, LLP	Debt-to-income ratio:	18.20%
Length of employment:	2 years 4 months	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	VASQUEZ & Co, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Loan requested for loan consolidation.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	54
Revolving Credit Balance:	$13,875.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382272	$24,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382272. Member loan 382272 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Muller Group International	Debt-to-income ratio:	15.91%
Length of employment:	3 years	Location:	hialeah, FL

Home town:	Miami
Current & past employers:	Muller Group International
Education:

This borrower member posted the following loan description, which has not been verified:

I am planning on my MBA to boost my carreer and potential in the market, I firmly believe in education as the key to success.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,162.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382400	$5,750	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382400. Member loan 382400 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$1,333 / month
Current employer:	fantastic sams	Debt-to-income ratio:	12.60%
Length of employment:	1 year 5 months	Location:	San jose, CA

Home town:	Maylasia
Current & past employers:	fantastic sams, Faderz Salon, Imagine Salon
Education:	San Jose City College, Evergreen Valley College, De Anza College, Monterey Hair Academy

This borrower member posted the following loan description, which has not been verified:

The reason for this loan is for me to pay off my credit cards with the higher interest rate. I would like to have one simple payment per month with a lower annual interest rate.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,560.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382452	$1,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382452. Member loan 382452 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	MWH Global	Debt-to-income ratio:	14.29%
Length of employment:	7 years 6 months	Location:	Chicago, IL

Home town:	Milwaukee
Current & past employers:	MWH Global
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

Hello, I'm seeking cash for a trip to Switzerland. I have a good income and have been at my job for 7.5 years. I'm an IT professional. It may not be the best time to be spending money on travel, but I want to take advantage of some good travel specials. I've both borrowed and lent money on Prosper. My loans have already been paid back. So far lending on Prosper has been a losing game. I know what it's like to not get paid back, and I wouldn't do that to someone.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,999.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382465	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382465. Member loan 382465 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	High Point Group	Debt-to-income ratio:	3.18%
Length of employment:	8 years	Location:	Hopewell JCT, NY

Home town:	Detroit
Current & past employers:	High Point Group, Rlanneo Furniture INC
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I am in the retail liquidation-consolidation business, and business has never been better. I am looking for a loan totaling $20000.00 to add to my current investment of $32000.00 this loan will be coupled with the current funds to purchase a large allotment of new high end furnishings including electronics. There is a tremendous amount of great stock available on the high end market for brokers such as myself. I am able to buy an average unit for between 18 to 24 cents on the dollar, and resell at a minimum of 85 cents and a max of 98 cents on the dollar. This allows for a very comfortable profit to be made in a very short period of time, average unit sale takes 2 months. I have been in the consolidation business for 8 years and have never seen a market like this, and don?t believe I ever will again so time is of the essence. I am very excited to be using this lending forum for the first time, and look forward to investing some of my profits from my next deal and helping more Lending Club members such as myself.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,222.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 382535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382535	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382535. Member loan 382535 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,042 / month
Current employer:	n/a	Debt-to-income ratio:	24.70%
Length of employment:	n/a	Location:	Seattle, WA

Home town:
Current & past employers:	Microsoft
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Need loan for repairing damages to condo as well as refinancing credit card at a better rate.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,383.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382672	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382672. Member loan 382672 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	scholastic uniforms	Debt-to-income ratio:	19.12%
Length of employment:	5 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	scholastic uniforms, independence community bank
Education:	CUNY Brooklyn College

This borrower member posted the following loan description, which has not been verified:

credit card debt

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,729.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 382696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382696	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382696. Member loan 382696 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	USDA Farm Service Agency	Debt-to-income ratio:	21.69%
Length of employment:	14 years	Location:	McIntosh, SD

Home town:	Hettinger
Current & past employers:	USDA Farm Service Agency, Self Meat Goat Rancher
Education:	Western Dakota Vo Tec, Eastern Wyoming College, South Dakota State University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card loans that i am paying high interest rates.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	28
Revolving Credit Balance:	$17,742.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382802	$9,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382802. Member loan 382802 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Fairfield Residential	Debt-to-income ratio:	16.45%
Length of employment:	9 months	Location:	ABINGTON, MA

Home town:	Whitman
Current & past employers:	Fairfield Residential
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I want to pay off all credit cards in one monthly payment. I think it is more beneficial for accounting purposes. I also want to see that the debt is going to be paid off within a specified term.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,614.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 382865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382865	$7,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382865. Member loan 382865 was requested on March 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,662 / month
Current employer:	Nerve Contracting	Debt-to-income ratio:	22.13%
Length of employment:	14 years	Location:	New York, NY

Home town:	Mount Sinai
Current & past employers:	Nerve Contracting, Anasagasti JR
Education:

This borrower member posted the following loan description, which has not been verified:

paid off credit cards

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	68
Revolving Credit Balance:	$7,458.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382884	$20,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382884. Member loan 382884 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	20.35%
Length of employment:	4 years 7 months	Location:	El Mirage, AZ

Home town:	Phoenix
Current & past employers:	Self Employed, Temple-Inland
Education:

This borrower member posted the following loan description, which has not been verified:

We have recently started a rental business of ATV/Rhrino/Jetski: R&R Romers Rentals. We started the business in November 2008. We would like to expand the business by purchasing Jetskis as the hot season is almost upon us. We are also turning down requests for the Jetskis already. Our website is: RomersRentals.com.

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,285.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382919	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382919. Member loan 382919 was requested on March 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Office Team	Debt-to-income ratio:	7.95%
Length of employment:	1 year	Location:	Torrance, CA

Home town:	Torrance
Current & past employers:	Office Team, Mattel Inc.
Education:	California State University Long Beach

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay off my credit card debt because they have raised the apr "due to the economy" to a high rate.

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	25
Revolving Credit Balance:	$11,816.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382975	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382975. Member loan 382975 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$17,000 / month
Current employer:	Model N Inc	Debt-to-income ratio:	9.14%
Length of employment:	2 months	Location:	Princeton, NJ

Home town:
Current & past employers:	Model N Inc
Education:	Rutgers University at New Brunswick/Piscataway, Stevens Institute of Technology

This borrower member posted the following loan description, which has not been verified:

My wife and I currently have a personal loan paying an interest rate of 15%. We owe 22k on this loan. Our intention is to put in 10k of our own money and borrow 12k to refinance the debt and pay it off over the course off over the course of 3 years. I am employed as a management consultant (working for a firm with a large backlog of work in additional to a very healthy pipeline) and my wife is a optometrist working for a very busy office. Both of us are very well educated (I am an MBA and my wife has a doctoral degree).

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,814.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383004	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383004. Member loan 383004 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	PEC Corp.	Debt-to-income ratio:	19.51%
Length of employment:	1 year	Location:	Pueblo West, CO

Home town:	Gunnison
Current & past employers:	PEC Corp., United Parcel Service
Education:	Mesa State College, Metropolitan State College of Denver

This borrower member posted the following loan description, which has not been verified:

I have three credit cards that are costing my $700 a month in fees and a car loan that is costing $409 a month. I would like to close two credit card accounts and payoff car and reduce my monthly payments.

A credit bureau reported the following information about this borrower member on January 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	38
Revolving Credit Balance:	$7,936.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383013	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383013. Member loan 383013 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	LENS	Debt-to-income ratio:	22.71%
Length of employment:	5 months	Location:	New York, NY

Home town:	Eau Claire
Current & past employers:	LENS, Aspen Institute, Open Society Institute, University of Virginia
Education:	University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

My husband is 14 months away from completing a medical residency program at a hospital in New York City. We have 2 small children, and I work part-time from home. We took out loans and used low interest credit cards to help us get through medical school and the first 4 years of residency. We are now beginning to pay the cards off, slowly and miraculously. We never thought we'd see the day. The balances are, admittedly, high, but we're now getting hit with skyrocketing interest rates (18% and higher) and changes to the agreements on a daily basis. We would like to find ways of transferring the debt to lower interest accounts/loans and continue to pay down our debt, so we might qualify for a mortgage after he works as an attending physician for a few years. He is currently working at a city hospital and hopes to stay there when his residency is complete. There is very little assistance out there for residents and their families. When a resident's parents (or spouse) are unable to support fully this expensive journey through medical education, and with residents low salaries and long hours, we are looking for some help to get through the last part of a very long haul.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,267.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383183	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383183. Member loan 383183 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-Employed ebay loan request is to start a business	Debt-to-income ratio:	14.00%
Length of employment:	14 years	Location:	Marshalls Creek, PA

Home town:	Dover
Current & past employers:	Self-Employed ebay loan request is to start a business, eBay Inc., Office Depot
Education:	Pennsylvania State University-Main Campus, Temple University, East Stroudsburg University of Pennsylvania, Northampton County Area Community College

This borrower member posted the following loan description, which has not been verified:

The loan request is in order to purchase an ultrasonic welder. I am a sports card seller on ebay who sends cards off to a company to do such a task for me (referred to as card grading). I've been sending cards there for the last 2 years and learned this trade in and out. With the purchase of this machine, I will be able to make many times of income I already make by reducing time, costs, and additionally grading other cards of others'.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,616.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383228	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383228. Member loan 383228 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Vera Reporting	Debt-to-income ratio:	5.59%
Length of employment:	4 years	Location:	Irving, TX

Home town:	Dallas
Current & past employers:	Vera Reporting, Linda Vera
Education:	Court Reporting Institute of Dallas

This borrower member posted the following loan description, which has not been verified:

In the market to purchase a used truck. My previous truck was stolen and has not been recovered. I am not intereseted in an new vehicle and just wish to purchase a vehicle that I can pay off quickly.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	35	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,432.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383345	$7,500	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383345. Member loan 383345 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Kit Kat Club	Debt-to-income ratio:	21.57%
Length of employment:	2 months	Location:	SAN JOSE, CA

Home town:	Kent
Current & past employers:	Kit Kat Club, The Pink Poodle, Forever 21
Education:

This borrower member posted the following loan description, which has not been verified:

I've struggled with body image issues all my life, and I finally want to do something that will change that. I hope to get a breast augmentation with the loan I receive from this site. I've tried other loan agencies, but because of my age and lack of credit history, I was declined.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,132.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383351	$8,875	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383351. Member loan 383351 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,292 / month
Current employer:	Boeing Company	Debt-to-income ratio:	24.99%
Length of employment:	3 years 5 months	Location:	Bellevue, WA

Home town:
Current & past employers:	Boeing Company
Education:

This borrower member posted the following loan description, which has not been verified:

I need to pay off my credit card which has a high interest rate.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$122,464.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383364	$14,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383364. Member loan 383364 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	The Judge Group	Debt-to-income ratio:	19.24%
Length of employment:	26 years	Location:	BLUE BELL, PA

Home town:	Norristown
Current & past employers:	The Judge Group
Education:	Villanova University, Temple University

This borrower member posted the following loan description, which has not been verified:

I'm looking to take some high interest credit cards and get it down to just one payment per month.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1968	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	72
Revolving Credit Balance:	$40,761.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383368	$9,325	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383368. Member loan 383368 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,564 / month
Current employer:	VA Hospital	Debt-to-income ratio:	20.04%
Length of employment:	1 year	Location:	Lugoff, SC

Home town:	High Point
Current & past employers:	VA Hospital, United States Marine Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Combine car loan and credit card debt

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,197.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383398	$18,225	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383398. Member loan 383398 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,917 / month
Current employer:	Mr. and Mrs. Apfelbaum	Debt-to-income ratio:	22.76%
Length of employment:	6 years	Location:	Greenwich, CT

Home town:	Valencia,Neg. Or.
Current & past employers:	Mr. and Mrs. Apfelbaum
Education:	St. Vincent's College - Philippines

This borrower member posted the following loan description, which has not been verified:

pay off car loans and credit cards and have one time payment of debt per month, for 36 months.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,407.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383564	$6,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383564. Member loan 383564 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Crozer Hospital	Debt-to-income ratio:	8.28%
Length of employment:	1 year	Location:	middletown, DE

Home town:	Wilmington
Current & past employers:	Crozer Hospital, glasgow medical aid unit, mercy hospital of philadelphia
Education:	Drexel University

This borrower member posted the following loan description, which has not been verified:

looking for 6000 dollars to purchase a big item...

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	10
Revolving Credit Balance:	$13,841.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 383639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383639	$8,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383639. Member loan 383639 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,858 / month
Current employer:	UCSF	Debt-to-income ratio:	5.94%
Length of employment:	10 years 4 months	Location:	daly city, CA

Home town:
Current & past employers:	UCSF
Education:

This borrower member posted the following loan description, which has not been verified:

We'll here's the skinny I'm a single mom of two 12 and 7 years old. Everything around me is increasing except my salary. I try my best to pay off debt but with interest rates so high it's hard to get it paid down. I feel having everything on one bill will improve my monthly budget and a lower interest rate will free up money faster for my kids future. Thanks

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,134.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383701	$9,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383701. Member loan 383701 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,957 / month
Current employer:	County of Henrico	Debt-to-income ratio:	17.28%
Length of employment:	18 years 8 months	Location:	Richmond, VA

Home town:	Baltimore
Current & past employers:	County of Henrico
Education:

This borrower member posted the following loan description, which has not been verified:

I have approx $9,000 in credit card debt and pay approx $350 per month in monthly payments. My credit report will show a 2000 Ford Explorer as a loan I am paying on HOWEVER, that loan was recently PAID OFF and I now have the TITLE in my possession. It will take a few months according to them before it shows up as paid on my credit report. I would like to consolidate these as my monthly payment would be lower. Most of the credit cards have been closed by me. I, of course, am continuing to pay on them monthly on time. i usually pay more than the min amount due on each per month. Also, I live in a home that is owned by my oldest sidter and DO NOT PAY RENT. Thank You C. Council

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	62
Revolving Credit Balance:	$6,547.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383733	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383733. Member loan 383733 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Loyola University New Orleans	Debt-to-income ratio:	11.86%
Length of employment:	12 years 3 months	Location:	New Orleans, LA

Home town:	newton
Current & past employers:	Loyola University New Orleans, University of New Orleans
Education:	The University of West Florida

This borrower member posted the following loan description, which has not been verified:

I am interested in purchasing a 2006 Harley Davidson Dyna Super Glide with 9,000 miles and an excellent maintenance history. I expect to be able to pay the loan off within two years.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,166.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383745	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383745. Member loan 383745 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	EquiLend	Debt-to-income ratio:	5.02%
Length of employment:	3 years 8 months	Location:	East Northport, NY

Home town:	East Northport
Current & past employers:	EquiLend, Deutsche Bank, Mizuho Trust & Banking
Education:	Concordia College-Bronxville

This borrower member posted the following loan description, which has not been verified:

I am opening up a small burger/hotdog restaurant in Long Island, NY. My brother & I am seeking funding for the construction costs.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,253.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 383751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383751	$3,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383751. Member loan 383751 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Home Depot	Debt-to-income ratio:	17.28%
Length of employment:	1 year 1 month	Location:	Lubbock, TX

Home town:	Waco
Current & past employers:	Home Depot
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am wanting this loan to purchase a used '99 Honda CBR 600 F4i.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383761	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383761. Member loan 383761 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	BETA Group	Debt-to-income ratio:	18.50%
Length of employment:	8 years	Location:	Framingham, MA

Home town:	North Kingstown
Current & past employers:	BETA Group
Education:	Rensselaer Polytechnic Institute (RPI)

This borrower member posted the following loan description, which has not been verified:

I am moving to a new apartment and need the money to cover the upfront costs of 1st/last/security deposit.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,059.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383765	$9,500	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383765. Member loan 383765 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Missouri Army National Guard	Debt-to-income ratio:	9.43%
Length of employment:	10 years	Location:	CENTERTOWN, MO

Home town:	Oklahoma City
Current & past employers:	Missouri Army National Guard, Graf and Sons
Education:	Moberly Area Community College

This borrower member posted the following loan description, which has not been verified:

I have finished construction on my house. I have taken my mortgage up to 80% of the appraised value, and need $9500.00 to finish paying for materials. Rather than do a long-term loan, I want something short-term I can pay off in less than five years.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,081.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 383784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383784	$8,100	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383784. Member loan 383784 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	United States Military	Debt-to-income ratio:	22.71%
Length of employment:	21 years	Location:	KILLEEN, TX

Home town:	Fort Smith
Current & past employers:	United States Military, United States Army
Education:	Central Texas College

This borrower member posted the following loan description, which has not been verified:

I currently have to many loans and unsecured debt that are current-I am not behind just need to lower my payments.

A credit bureau reported the following information about this borrower member on February 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	71
Revolving Credit Balance:	$16,194.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 383826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383826	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383826. Member loan 383826 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Transportation Security Administration	Debt-to-income ratio:	11.95%
Length of employment:	2 years 4 months	Location:	VAN NUYS, CA

Home town:	Philadelphia
Current & past employers:	Transportation Security Administration, US Army, Mann Theaters, Ultimate Electronics, Foot Action, Burger King, K mart, University of Colorado
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay off the outstanding balances on 4 lines of credit: $3099 on a Macy's Visa, $877 on a Macy's store credit, $1755 on a Washington Mutual Visa, and $868 on a Dell Financial Services line of credit remaining from a computer purchase. The remainder will go toward what I owe to the State of California for my 2008 income tax.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	76
Revolving Credit Balance:	$3,517.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383851	$11,100	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383851. Member loan 383851 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Olsen Construction Services, LLC	Debt-to-income ratio:	21.27%
Length of employment:	3 months	Location:	Petoskey, MI

Home town:	Humbolt
Current & past employers:	Olsen Construction Services, LLC, Birchwood Construction Co.
Education:	Ferris State University

This borrower member posted the following loan description, which has not been verified:

I have been in the construction industry for 24 years and have my state licenses in Construction, Mechanical, Plumbing, and boiler installations. I have been layed off from my job and have lots of customers needing work but need tools, a truck and equipment to get started, i have put 12k of my money into the company and need 15k for working capital for the next 3 months, and to asure i have the money when it comes time to hire more employees, which looking at the bids we have out will be in the next two months. Hope you can help, my credit score is 743.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,589.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 383885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383885	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383885. Member loan 383885 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	OHIO STATE UNIVERSITY MEDICAL CENTER	Debt-to-income ratio:	9.31%
Length of employment:	6 years	Location:	COLUMBUS, OH

Home town:	koribondo
Current & past employers:	OHIO STATE UNIVERSITY MEDICAL CENTER, ohio state university medical center
Education:	Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

To invest into a business.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	63
Revolving Credit Balance:	$1,483.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383908	$8,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383908. Member loan 383908 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Coca-Cola Enterprises	Debt-to-income ratio:	22.60%
Length of employment:	4 years 8 months	Location:	Fort Worth, TX

Home town:	Ft Worth
Current & past employers:	Coca-Cola Enterprises, Fort Worth Zoo, Circuit City Stores
Education:	Tarrant County College District

This borrower member posted the following loan description, which has not been verified:

The reason for loan is to fix my work car and also consolidate my credit card with one monthly payment.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,749.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383913	$16,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383913. Member loan 383913 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Newell Rubbermaid	Debt-to-income ratio:	20.54%
Length of employment:	10 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Newell Rubbermaid
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate 4 credit cards into one fixed payment

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,124.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383914	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383914. Member loan 383914 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Self and part of Consultant Groups	Debt-to-income ratio:	14.59%
Length of employment:	2 months	Location:	Atlanta, GA

Home town:	Dayton
Current & past employers:	Self and part of Consultant Groups, Eli Lilly and Company, UCB, Inc.
Education:	University of Notre Dame, University of South Alabama College of Medicine

This borrower member posted the following loan description, which has not been verified:

I am a physician who is starting a freelance consulting and medical writing business. I have a positive net worth around 60,000 dollars but need capital for expenses such as travel, computer equipment, etc. I have already secured over 4000 dollars worth of accounts receivable in less than a month and am receiving pay from my prior employer until the end of March. Furthermore, I have already been invited to join 4 separate networks of consultants, so I am confident in my ability to generate significant revenue in 2009 as the medical/pharmaceutical industry is constantly growing.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$152.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383924	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383924. Member loan 383924 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	UBS Financial Services	Debt-to-income ratio:	16.58%
Length of employment:	2 years 6 months	Location:	Bronx, NY

Home town:	New York
Current & past employers:	UBS Financial Services
Education:	Hobart William Smith Colleges

This borrower member posted the following loan description, which has not been verified:

I want to buy a small diner that is for sale in wealthy neighborhood in NY. I am working with a broker and found a really nice diner in a very nice area. It is a well established restaurant earning $6,000/week for breakfast and lunch with the potential for monetary growth. Once, I received the information from the broker about the restaurant, I visited the restaurant and ate there. I really enjoyed the food and the service was great! The place was almost full and there was a diverse crowd. The current owner recently began a Sunday breakfast and is adding a dinner menu. Although the primary sales are from food, an application for a liquor license has also been submitted which will improve monetary sales. I honestly believe that this place can do a lot better with more advertising. There are three colleges nearby and the current owner have not taken advantage of it. I will use social networks such as facebook.com, myspaces.com and others as well as special discounts and WIFI internet connection to attract the college crowd. The restaurant has a website, but does not offer online orders. I will change the website so people in the area can also order online. The restaurant has great reviews online already which should bring customers to the restaurant. I will also increase the amount of advertising in local papers and distribute leaflets to attract more customers. I will update the menu and offer more food. This restaurant has a successful operation records and the place was established in 1986. The area is surrounded by really nice houses, many offices, a mall, and plenty of parking. I drove around and this is definitely a wealthy neighborhood and people can afford to eat out on a regular basis at a restaurant like this one. Facilities: 2050 SF plus a full basement. The restaurant cans seats 65 in the dining room. About me: I graduated from Hobart and William Smith Colleges in upstate New York (www.hws.edu) with a major in Economics and a minor in International Relations. My educational background, personal experience and career interests has equipped me with the tools to run this business. It has always been my dream to own and run a business and this is a great starter place. I am confident that I can successfully bring this business to the next level. I am currently working as Legal Assistant at a large Financial Company. I am quite accomplished in dealing with a diverse group of individuals from a wide array of backgrounds. My current salary can cover the loan in case the restaurant does not produce what I am projecting.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	45
Revolving Credit Balance:	$757.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383926

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383926	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383926. Member loan 383926 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Haldex	Debt-to-income ratio:	15.27%
Length of employment:	10 years 3 months	Location:	Ann Arbor, MI

Home town:	Odorhei
Current & past employers:	Haldex
Education:	University of Brasov, Romania and Lund, Sweden

This borrower member posted the following loan description, which has not been verified:

Loan in the amount of $34,000 needed to pay off credit card debt.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,285.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383930	$7,550	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383930. Member loan 383930 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,708 / month
Current employer:	Best Buy	Debt-to-income ratio:	18.03%
Length of employment:	4 years	Location:	Spotsylvania, VA

Home town:	Spotsylvania
Current & past employers:	Best Buy, Regal Entertainment Group
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I am consolidating credit card debt along with paying off my car loan. I am also using part of the money to pay for my divorce and custody case.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,950.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383945	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383945. Member loan 383945 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	The Next Idea llc	Debt-to-income ratio:	10.98%
Length of employment:	6 years 2 months	Location:	West Hills, CA

Home town:	Los Angeles
Current & past employers:	The Next Idea llc, Panera Bread, Safeway Inc., Planet Hollywood
Education:	Hotel & Catering Inst., Canterbury University

This borrower member posted the following loan description, which has not been verified:

We have the opportunity to Brand and sell a new program which is essentially a Facebook for businesses. The program is sophisticated and very user friendly, incluidng a variety of unique applications. The cost to put this service on our website is $5,000. We will generate revenues from the program quite quickly and subscriptions are paid monthly. Our business site address is: www.thnextidea.net

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,454.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383956	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383956. Member loan 383956 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,402 / month
Current employer:	Sprint	Debt-to-income ratio:	4.96%
Length of employment:	10 years	Location:	BALTIMORE, MD

Home town:	Virginia Beach
Current & past employers:	Sprint
Education:	Strayer University at Owings Mills, MD

This borrower member posted the following loan description, which has not been verified:

Request a loan to consolidate a credit card and another loan. Looking to lower interest rate.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,402.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383960	$18,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383960. Member loan 383960 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	JDK Business Automation	Debt-to-income ratio:	7.89%
Length of employment:	3 years 2 months	Location:	Sugar Land, TX

Home town:
Current & past employers:	JDK Business Automation
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Wedding Expenses

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,505.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383961	$9,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383961. Member loan 383961 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,667 / month
Current employer:	Resort Nursing Home	Debt-to-income ratio:	9.25%
Length of employment:	4 years	Location:	rego park, NY

Home town:	Rego Park
Current & past employers:	Resort Nursing Home, Oceanview Nursing Home, First Med
Education:	SUNY Delhi

This borrower member posted the following loan description, which has not been verified:

I wish to pay off my high interest credit card and have some needed dental work done

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,050.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 383978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383978	$19,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383978. Member loan 383978 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	VACC, Inc.	Debt-to-income ratio:	16.25%
Length of employment:	2 years 1 month	Location:	SAN FRANCISCO, CA

Home town:	Falls Church
Current & past employers:	VACC, Inc., Schlumberger Ltd., Ford Motor Company, Pratt & Whitney Jet Engines
Education:	MIT (Massachusetts Institute of Technology), Penn State University - University Park Campus

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my debt from 3 different credit cards. I have one American Express One credit card and two Bank of America credit cards. The approximate total debt for these three cards is $22,000. I have been paying beyond the amount due for each credit card for approximately 6 months now but the APR rate has steadily increased lately. Now I am paying high interest on three cards and would like to consolidate the debt so that I can pay off the debt within 1~2yrs and avoid tripling my interest payments. As my credit report will show, I have not been late on any credit card payments. I have a bachelor's degree and masters degree and I have been employed with one company for two years right after graduate school. I am relocating from CA to TX for a lead product development engineer at well-recognized engineering company.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	75
Revolving Credit Balance:	$15,923.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383986

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383986	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383986. Member loan 383986 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Silicon Valley Community Newspapers	Debt-to-income ratio:	15.08%
Length of employment:	1 year 3 months	Location:	Santa Clara, CA

Home town:	San Jose
Current & past employers:	Silicon Valley Community Newspapers, Wells Fargo Home Mortgage, Washington Mutual
Education:	Foothill-De Anza Community College District, San Jose State University

This borrower member posted the following loan description, which has not been verified:

I am looking to obtain a low interest loan to consolidate my current credit card debt. This will allow me to pay off my outstanding credit card debt and lower my monthly obligations. I am aiming to be debt free and have more money available to invest and save.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	71
Revolving Credit Balance:	$7,585.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 383996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383996	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383996. Member loan 383996 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	State of California	Debt-to-income ratio:	5.70%
Length of employment:	1 year	Location:	Sacramento, CA

Home town:	Sacramento
Current & past employers:	State of California, Koinonia Foster Homes, AseraCare Hospice
Education:	UC Santa Barbara, Fuller Theological Seminary in California, Sierra College

This borrower member posted the following loan description, which has not been verified:

I want to use this toward a down payment on a home.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,549.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384020	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384020. Member loan 384020 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Reading School District	Debt-to-income ratio:	13.75%
Length of employment:	n/a	Location:	Reading, PA

Home town:	Hamburg
Current & past employers:	Reading School District
Education:	Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan of $12,000 for the expenses involved in planning my wedding.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,123.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384060	$18,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384060. Member loan 384060 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,442 / month
Current employer:	Information Technology Partners	Debt-to-income ratio:	14.42%
Length of employment:	6 months	Location:	Joliet, IL

Home town:	Suffern
Current & past employers:	Information Technology Partners, General Dynamics, US Air Force
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

Quite simple- want to use the proceeds to find the down payment on the house two doors down from mine. It is HUD owned and they want 20% down, but the asking price is very attractive. Currently earning $72,500 salary in the very stable IT field as a Senior Systems Engineer. Also getting $2,400/mo in rental income from two previously owned homes that I just counldnt bring myself to sell. Very low debt in consideration of income.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	29
Revolving Credit Balance:	$3,781.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384068	$4,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384068. Member loan 384068 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Brother Martin High School	Debt-to-income ratio:	11.78%
Length of employment:	2 years	Location:	New Orleans, LA

Home town:
Current & past employers:	Brother Martin High School, Enterprise Rent-a-Car
Education:	Loyola University New Orleans

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a recreational vehicle. I may have found the perfect motorcycle to fit my needs. This bike is not at a dealership, so I need to receive a loan from a third-party.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,063.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384083	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384083. Member loan 384083 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	eSpindle Learning	Debt-to-income ratio:	20.07%
Length of employment:	5 years	Location:	Sebastopol, CA

Home town:	Frankfurt
Current & past employers:	eSpindle Learning, AromaLand
Education:	DePaul University, Excelsior College, Thomas Edison State College, Technische Universitaet, Freie Universitaet

This borrower member posted the following loan description, which has not been verified:

One of my cards hiked my rate despite regular payments and unchanged credit score, so I want out.

A credit bureau reported the following information about this borrower member on February 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,260.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384109	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384109. Member loan 384109 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,084 / month
Current employer:	KBC Pub Inc.	Debt-to-income ratio:	11.70%
Length of employment:	5 years	Location:	MORRISVILLE, PA

Home town:	Yardley
Current & past employers:	KBC Pub Inc., Triumph Brewing Company, Inverse Paradox, LLC
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate a few credit card bills at one fixed rate to pay off and close those accounts.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,386.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384114	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384114. Member loan 384114 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,333 / month
Current employer:	Infinity Designs, Inc.	Debt-to-income ratio:	7.28%
Length of employment:	6 years	Location:	Birmingham, AK

Home town:	Jemison
Current & past employers:	Infinity Designs, Inc., Union Camp
Education:	University of Montevallo

This borrower member posted the following loan description, which has not been verified:

I NEED MONEY TO PAY OFF SEVERAL SMALL LOANS AND CONSOLIDATE THEM INTO ONE LOAN.

A credit bureau reported the following information about this borrower member on February 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	50
Revolving Credit Balance:	$50,381.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384126	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384126. Member loan 384126 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	AIT	Debt-to-income ratio:	15.22%
Length of employment:	1 year 2 months	Location:	Opelika, AL

Home town:
Current & past employers:	AIT
Education:	Indiana University-Bloomington, Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

We are a Green Construction company with cashflow problems. Regular contractors owe the Company over 40,000$ and are making consistent payments. A short-term loan would allow us to purchase Green chemicals. This guarentee steady with other contractors while we are waiting to be paid. This would be a personal loan. I have an excellent personal credit history, over 750 FICO score and income independent of the construction company.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	7
Revolving Credit Balance:	$6,881.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384139	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384139. Member loan 384139 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Columbia University	Debt-to-income ratio:	8.21%
Length of employment:	10 years	Location:	BRONX, NY

Home town:	Manhattan
Current & past employers:	Columbia University, St. Luke's-Roosevelt Hospital
Education:	CUNY Lehman College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to consolidate my credit cards and pay off an IRS debt. This loan would allow me to pay off my debt now and allow me to save more. The IRS interest is onerous and while I am making the required payments the interest is large per month. I am paying down my debt and this loan would allow me to consolidate and pay only the monthly payment for this loan. Thank you, Marilyn Hernandez

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,226.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384150

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384150	$16,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384150. Member loan 384150 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	M&T Bank	Debt-to-income ratio:	10.39%
Length of employment:	1 year 8 months	Location:	Pittsford, NY

Home town:	Rochester
Current & past employers:	M&T Bank, Omaha Public Schools
Education:	University of Nebraska at Kearney

This borrower member posted the following loan description, which has not been verified:

This loan would be used to purchase a used vehicle, pay off credit card debt, and some minor home repairs.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	17
Revolving Credit Balance:	$12,736.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384181	$9,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384181. Member loan 384181 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Commerce Bank of WA	Debt-to-income ratio:	24.92%
Length of employment:	6 years 4 months	Location:	Seattle, WA

Home town:	Spofford
Current & past employers:	Commerce Bank of WA
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate by credit card debt. I am current on all on my accounts and would like to lower what I am paying a month. Thanks.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,336.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384199	$5,000	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384199. Member loan 384199 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Army	Debt-to-income ratio:	0.28%
Length of employment:	4 years	Location:	ANDERSON, CA

Home town:	Santa Monica
Current & past employers:	Army
Education:	Emby Riddle Aeronautical University Online

This borrower member posted the following loan description, which has not been verified:

I need a loan for a motorcycle. I have 6000 to put down, and im in the Army and can make payments on time every month.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2008	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384201	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384201. Member loan 384201 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	13.70%
Length of employment:	2 years 1 month	Location:	PHILADELPHIA, PA

Home town:	Rochester
Current & past employers:
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am attempting to pay off all of my credit card debt as well as part of my student loan debt. Any and all help will be tremendously appreciated.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,442.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384203	$5,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384203. Member loan 384203 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Bend La-Pine School District	Debt-to-income ratio:	19.60%
Length of employment:	1 year	Location:	Bend, OR

Home town:
Current & past employers:	Bend La-Pine School District, Marshall High School
Education:	Simpson University

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off the rest of the loan on my car and two credit cards. I would like to pay one lump sum for all three instead of three high interest loans. If I get a teaching job by fall 2009 I will be able to increase the payments. I have a job with a school district now and it is consistent and secure. It is part time though and having these three payments take a big portion of my paycheck.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	16
Revolving Credit Balance:	$9,529.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384227	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384227. Member loan 384227 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Symantec Corp.	Debt-to-income ratio:	20.10%
Length of employment:	5 years 1 month	Location:	springfield, OR

Home town:	Rochester
Current & past employers:	Symantec Corp., Boys Scouts of America
Education:	Federal University of Pernambuco,Recife,Brazil

This borrower member posted the following loan description, which has not been verified:

I own 13000 to bank of america and 7000 to citicard mastercard in debits with these banks and would like to get a better interest rate and consolidate them.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,316.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384254	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384254. Member loan 384254 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,925 / month
Current employer:	Accel	Debt-to-income ratio:	21.91%
Length of employment:	10 years 5 months	Location:	Friendswood, TX

Home town:	Houston
Current & past employers:	Accel
Education:

This borrower member posted the following loan description, which has not been verified:

Home improvement project to gain resale value.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$615.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 384276

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384276	$3,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384276. Member loan 384276 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	City of Boca Raton	Debt-to-income ratio:	13.50%
Length of employment:	9 years 4 months	Location:	Greenacres, FL

Home town:	Hialeah
Current & past employers:	City of Boca Raton, City of Ft. Pierce
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to purchase motorcycle.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	80
Revolving Credit Balance:	$18,695.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384283	$11,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384283. Member loan 384283 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	MD ANDERSON CANCER CENTER	Debt-to-income ratio:	13.94%
Length of employment:	6 months	Location:	SPRING, TX

Home town:	Spring
Current & past employers:	MD ANDERSON CANCER CENTER
Education:	UT HEALTH SCIENCE CENTER

This borrower member posted the following loan description, which has not been verified:

A/C must be replaced

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	26
Revolving Credit Balance:	$11,929.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384336	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384336. Member loan 384336 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Airetek Service LLC	Debt-to-income ratio:	15.88%
Length of employment:	1 year	Location:	GREENCASTLE, PA

Home town:	Chambersburg
Current & past employers:	Airetek Service LLC, Darwin R. Martin Electrical
Education:

This borrower member posted the following loan description, which has not been verified:

debt consolidation

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,532.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384355	$12,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384355. Member loan 384355 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Major Auto Group	Debt-to-income ratio:	4.62%
Length of employment:	17 years	Location:	BROOKLYN, NY

Home town:	governor island
Current & past employers:	Major Auto Group
Education:

This borrower member posted the following loan description, which has not been verified:

I owe to IRS and State . This loan will greatly help my situation.

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$7,956.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384414	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384414. Member loan 384414 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Owens-Illinois	Debt-to-income ratio:	0.90%
Length of employment:	1 year 6 months	Location:	brockway, PA

Home town:	Elmira
Current & past employers:	Owens-Illinois, ICT Group
Education:	Clarion University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Looking to purchase a used Harley Davidson motorcycle for Sunday rides.

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1966	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	78
Revolving Credit Balance:	$114.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384488

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384488	$5,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384488. Member loan 384488 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,120 / month
Current employer:	Jancewicz and Son	Debt-to-income ratio:	22.92%
Length of employment:	5 months	Location:	KEENE, NH

Home town:	Saugus
Current & past employers:	Jancewicz and Son, MacMillin Co.
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

consolidate debt

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,566.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384554	$8,400	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384554. Member loan 384554 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	General Dynamics	Debt-to-income ratio:	7.12%
Length of employment:	1 year 3 months	Location:	Fairfax, VA

Home town:	Yuba City
Current & past employers:	General Dynamics, United States Air Force
Education:	The University of Tennessee, Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

This loan is to consolidate my loans at a better rate. I have paid all my bills on time. I work full time in Washington, D.C. as an Engineer on a 5 year contract. Would like to pay off loans as soon as possible.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	30
Revolving Credit Balance:	$7.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 384576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384576	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384576. Member loan 384576 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Havertys Furniture	Debt-to-income ratio:	9.44%
Length of employment:	9 years 10 months	Location:	Warner Robins, GA

Home town:	Albany
Current & past employers:	Havertys Furniture, furniture south
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off a few credit cards and only have mortage and this loan as a monthly payment. I plan to pay off Discover $7500,wifes citi bank $ 3000.00

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,186.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384605	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384605. Member loan 384605 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	self	Debt-to-income ratio:	4.62%
Length of employment:	5 years	Location:	Phoenix, AZ

Home town:	Wichita
Current & past employers:	self, Amomi
Education:	Dodge City Community College

This borrower member posted the following loan description, which has not been verified:

I am trying to start a small business as a vendor at events and I am going to a very large event and need the money to get my first round of products to sell

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	47
Revolving Credit Balance:	$7,110.00	Public Records On File:	1
Revolving Line Utilization:	58.30%	Months Since Last Record:	49
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384617	$12,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384617. Member loan 384617 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,900 / month
Current employer:	Dept. of Public Social Services and Home Depot	Debt-to-income ratio:	2.71%
Length of employment:	14 years 3 months	Location:	bellflower, CA

Home town:	Inglewood
Current & past employers:	Dept. of Public Social Services and Home Depot
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

I am currently seeking a loan to consolidate my debts and lower my monthly payment on 7- 8 accounts to 1 payment. I currently work a full -time job as a civil service employee and I also work a second part - time job at Home Depot.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	39
Revolving Credit Balance:	$3,505.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384659	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384659. Member loan 384659 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Failmezger Auto Repair	Debt-to-income ratio:	10.54%
Length of employment:	9 years	Location:	Fulton, NY

Home town:	Syracuse
Current & past employers:	Failmezger Auto Repair, Heritage Lincoln Mercury
Education:	Onondaga Community College

This borrower member posted the following loan description, which has not been verified:

Thank you for concidering our request. I've been an automotive technician for over 25 years, and ASE master certified for nearly 20 years. I was enployed by Heritage Lincoln Mercury in Syracuse, NY from 1987 until Oct. 2000, when I decided to turn my after-hours, part-time shop into a full time effort. Since then, my wife ( of 20 yrs. ) and I have gone from a 2 bay,one lift shop to a 3 yr. old, 4 bay, 4 lift shop on property ajecent to our home We have 2 full time employees, plus my wife and myself. My wife's backround is in business bookkeeping, and she is the guiding hand in our office and accts. payable / recivable. 2 years ago we used Prosper.com to finance a used tow truck. That truck ( and that loan ) have both worked very well... but our other truck, which we've had for over 7 years, is in need of retirement. This loan would be for about 3/4 of the new trucks purchace price, the rest of which we'd be using savings.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,927.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384760	$15,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384760. Member loan 384760 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Doherty and Associates	Debt-to-income ratio:	4.04%
Length of employment:	1 year 6 months	Location:	newark, DE

Home town:
Current & past employers:	Doherty and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Pay off other credit cards.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	67
Revolving Credit Balance:	$12,415.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 384790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384790	$5,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384790. Member loan 384790 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	McDonalds	Debt-to-income ratio:	17.68%
Length of employment:	2 years	Location:	VAN WERT, OH

Home town:	Van Wert
Current & past employers:	McDonalds
Education:	James A Rhodes State College

This borrower member posted the following loan description, which has not been verified:

Purchase books and help pay tuition

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	63
Revolving Credit Balance:	$679.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 384822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384822	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384822. Member loan 384822 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,458 / month
Current employer:	Merrick Bank	Debt-to-income ratio:	14.06%
Length of employment:	6 years	Location:	HAUPPAUGE, NY

Home town:	Flushing
Current & past employers:	Merrick Bank, Cardholder Management Services, American Insitute of Physics
Education:	Suffolk Community College, SUNY Stonybrook

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt to help pay for an upcoming wedding and honeymoon.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1977	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	33	Months Since Last Delinquency:	19
Revolving Credit Balance:	$7,701.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384831	$14,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384831. Member loan 384831 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Huron Consulting Group	Debt-to-income ratio:	10.35%
Length of employment:	1 year	Location:	New York, NY

Home town:	Hampton Bays
Current & past employers:	Huron Consulting Group, Bear Stearns Cos., JPMorgan Chase & Co.
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

Started to built a house in Costa Rica, the materials are not expensive, so I used my credit to pay for everything, however the rates are high and it started to affect my credit score. Now I want to get a better rate so I can pay less interest on it and not have a burden on my credit. I have a steady job and just got a raised so I'm confident I will make every payment. I've never been late on my payments but the amount of debt on my credit cards has decrease my credit score too much (went from an A/B down to a C). I want to get the debt off my credit cards and have it on a loan with a better interest rate so I can pay it off.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,499.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384863	$1,800	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384863. Member loan 384863 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,000 / month
Current employer:	alliance corp	Debt-to-income ratio:	0.00%
Length of employment:	18 years 2 months	Location:	WEST PALM BEACH, FL

Home town:
Current & past employers:	alliance corp
Education:

This borrower member posted the following loan description, which has not been verified:

my husband needs a knee replacement, and part of it must be paid from out our pockets

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1971	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384870	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384870. Member loan 384870 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	Boeing Company	Debt-to-income ratio:	8.09%
Length of employment:	6 months	Location:	Chandler, AZ

Home town:	Orem
Current & past employers:	Boeing Company, Amgen
Education:	Western Governers University

This borrower member posted the following loan description, which has not been verified:

Requesting a loan for my Woman's Dance , Fitness, and Beauty Studio, with Spa like environment in AZ. ExpressMiE?s team of fabulous Dance Fitness Instructors and Beauty Consultants are dedicated to helping women find improved peace and happiness through increased Body Confidence and connection to their femininity.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92,979.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384908	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384908. Member loan 384908 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Black Tie	Debt-to-income ratio:	16.01%
Length of employment:	10 years	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Black Tie, Nordstrom, Macy's Inc.
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

Education Loan, Restaurant School at Chestnut Hill College

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,743.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384946	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384946. Member loan 384946 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Bee Creek Communications, Inc	Debt-to-income ratio:	15.29%
Length of employment:	2 years 3 months	Location:	Boerne, TX

Home town:	Philadelphia
Current & past employers:	Bee Creek Communications, Inc, American Airlines
Education:	Oklahoma University

This borrower member posted the following loan description, which has not been verified:

To pay for unpaid taxes.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	15
Revolving Credit Balance:	$5,826.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384947	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384947. Member loan 384947 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Osteria	Debt-to-income ratio:	15.43%
Length of employment:	1 year	Location:	Philadelphia, PA

Home town:	Bridgeton
Current & past employers:	Osteria
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

loan to get rid of credit card debt

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$21,980.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384951	$9,100	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384951. Member loan 384951 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,767 / month
Current employer:	Butler International	Debt-to-income ratio:	0.15%
Length of employment:	1 year 3 months	Location:	MADISON, AL

Home town:	Alexandria
Current & past employers:	Butler International, Sikorsky Aerospace Services, US Army Reserve, Louisiana Army National Guard
Education:	McNeese State University, B.S. Computer Science, University of Alabama-Huntsville, pursuing M.S. CS

This borrower member posted the following loan description, which has not been verified:

Auto loan for van.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	14
Revolving Credit Balance:	$517.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384952	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384952. Member loan 384952 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Hewlett Packard	Debt-to-income ratio:	6.86%
Length of employment:	7 years 3 months	Location:	HONOLULU, HI

Home town:	Honolulu
Current & past employers:	Hewlett Packard, Electronic Data Systems
Education:	University of Hawaii at Hilo

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my high interest credit cards.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	73
Revolving Credit Balance:	$9,583.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384963	$8,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384963. Member loan 384963 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Pesci Family	Debt-to-income ratio:	22.98%
Length of employment:	11 years	Location:	LAVALLETTE, NJ

Home town:	Newark
Current & past employers:	Pesci Family, coca cola
Education:	spjc

This borrower member posted the following loan description, which has not been verified:

I want to buy a truck

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	53
Revolving Credit Balance:	$25,336.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384973	$24,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384973. Member loan 384973 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,158 / month
Current employer:	Fair Havens Center	Debt-to-income ratio:	14.28%
Length of employment:	10 years	Location:	miami, FL

Home town:	Miami Springs
Current & past employers:	Fair Havens Center
Education:

This borrower member posted the following loan description, which has not been verified:

I want to persue a degree in finances, I want to expamd horizons to the administrative part in the medical field.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384975	$9,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384975. Member loan 384975 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	n/a	Debt-to-income ratio:	21.55%
Length of employment:	5 years 2 months	Location:	ASTORIA, NY

Home town:
Current & past employers:
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I am trying to get a better interest rate than I have with my current lender. I have had my beautiful 2007 Toyota Corolla S for almost a year and a half now, and I plan on driving it for as long as it runs. In the long run I think a lower interest rate will help me pay less to own my car. I have never been late or missed a payment for the life of the loan with my current lender. Any help that can be provided would be greatly appreciated.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	22
Revolving Credit Balance:	$5,838.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385004	$9,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385004. Member loan 385004 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,584 / month
Current employer:	skb properties	Debt-to-income ratio:	20.88%
Length of employment:	4 years 3 months	Location:	SPANISH FORK, UT

Home town:	orem
Current & past employers:	skb properties, holiday oil corp.
Education:

This borrower member posted the following loan description, which has not been verified:

pay off some high interst debt.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,226.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385010	$1,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385010. Member loan 385010 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Jet West Music Group Ltd	Debt-to-income ratio:	5.07%
Length of employment:	1 year	Location:	Las Vegas, NV

Home town:	Portland
Current & past employers:	Jet West Music Group Ltd, United States Army
Education:	University of Nevada-Las Vegas, University of Maryland-University College, Linn-Benton Community College

This borrower member posted the following loan description, which has not been verified:

I am a well decorated, disabled Army veteran and former Soldier of the Year. Over the past year, with the assistance of the VA Vocational Rehabilitation program, I have invested over $100,000 in Operation: ROCK the HOUSE which is outlined below. I did something similar while I was in the service in Germany. Op: ROCK the HOUSE has a pretty tight timeline that doesn?t allow for intermittent delays (troops are returning everyday) like I have encountered in applying for a Patriot Express Loan. I am asking for $1,400 that will be used as working capital and operational expenses to continue the project until either my Patriot Express Loan or one of the other repayment scenarios comes through. By investing so much, I ran up my credit cards to the point that my RLU has taken a toll on my standard 720 credit score. Thus, a portion of this loan will be used to pay down the credit cards and improve my RLU. Once I receive the Patriot Express Loan this loan will then be repaid in full. The next several repayment scenarios involve the VA. One, the VA VocRehab program reimburses me for the majority of my investment and this loan is paid off; two, the VA gets around to processing a VA disability claim I have in the neighborhood of $30,000 and this loan is paid off; or, three, and coincidentally the day my wife looks forward to the most, the VA finally processes another claim I have that amounts to roughly $75,000 in back-benefits and this loan is paid off. Lastly, a large department store chain has asked to receive samples of our product line. A portion of this loan will go toward having the samples manufactured. The revenues from sells of the products will allow the loan to be serviced if not repaid entirely. Of all the scenarios, this one is my favorite. Thank you for your interest and hopefully your support. Regardless, we look forward to seeing you during Op: ROCK the HOUSE. Operation: ROCK the HOUSE is a ?Homecoming Celebration? for service members by a service member. It lasts all summer long and is performed in three major acts. Act 1: May 5, 2009?Drop date. The release of a unique compilation CD, that has notable artists performing songs written by disabled Army veteran, Jet West. OBJECTIVE: A theme song and ?celebration soundtrack? to provide a means of national identity, espirit de corps, and party music for a nation-wide celebration in honor of returning American troops. Act 2: May 23-25, Memorial Day Weekend?Short Shots Leg 2, Short Shots, occurs as people across America shoot short video clips for the homecoming music video. OBJECTIVE: Embody the spirit of rebirth in the nation as it brings about new hope with new promise for all generations and celebrate the American military members who keep it possible. Act 3: September 4-7, Labor Day Weekend?Trooptastic Finale Three days of concerts held simultaneously in three cities with performers rotating between cities. Active military and veterans admitted free with government-issued picture ID?available free through the VA. Ticket prices set in inverse proportion to corporate sponsorship. Seeded with sales of the CD. OBJECTIVE: A national event to honor and celebrate the work of the military men and women who keep us free. Operation: ROCK the HOUSE is the brain child of disabled Army veteran and former Soldier of the Year, Jet West. Jet West Music Group Ltd is getting its start through the VA VocRehab program with financing made possible by LendingClub.com, the SBA Patriot Express Loan Initiative for veterans and, of course, the thousands of contributors to Operation: ROCK the HOUSE. Jet West Music Group intends to use proceeds from these events to expand the entertainment options of service members stationed around the world far into the future starting with shows for the service members who missed Operation: ROCK the HOUSE.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385081	$15,250	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385081. Member loan 385081 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,792 / month
Current employer:	Kroger Co.	Debt-to-income ratio:	11.76%
Length of employment:	6 years 3 months	Location:	blacklick, OH

Home town:	somers point
Current & past employers:	Kroger Co.
Education:	Franklin University

This borrower member posted the following loan description, which has not been verified:

I have been trying to get a personal loan for the longest time to try and consolidate my debt. I have not been able to do so. I would like to get rid of my high interest credit cards and make them into one payment. I have about 16500 in debt.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,244.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385099	$8,700	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385099. Member loan 385099 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,853 / month
Current employer:	USAF	Debt-to-income ratio:	20.43%
Length of employment:	22 years 9 months	Location:	CHEYENNE, WY

Home town:	Hardin
Current & past employers:	USAF
Education:	Community College of the Air Force (CCAF), American Military University

This borrower member posted the following loan description, which has not been verified:

Loan will be used to pay off a credit line from GE Money. I purchased windows for my home and thought I was getting a 12 month no interest loan and then pay off the balance with monthly payments with interest. Basically, first year no interest. It turns out that I needed to pay off the entire $12,610 balance within 12 months or I would have over $3000+ in interest added to the balance. The interest accrued over the first year of no interest. I would then have to make monthly payments on almost $16,0000. I tried to get the terms adjusted but the company and GE Money placed the responsibility on the other with neither one helping me. I filed a complaint with the Better Business Bureau concerning their sales tactics but the company did nothing to assist with the loan terms. It turns out they had several complaints regarding their sales. If someone wants the name of this construction company in Denver, Colorado I will be more than happy to pass on the expierence I had with them, to include photos of the windows they installed.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,450.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385119	$11,750	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385119. Member loan 385119 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	Urban Health Plan	Debt-to-income ratio:	16.40%
Length of employment:	3 years 9 months	Location:	New York, NY

Home town:
Current & past employers:	Urban Health Plan, Financial times
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I just want to thank you, for taking the time to review my loan. I have never been late with a payment, as you can see from my credit report. This loan would be use, to consolidate 2 credit cards that I have into one payment. Again, thank you for taking the time in reviewing my loan.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,993.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385183	$4,750	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385183. Member loan 385183 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Burger king	Debt-to-income ratio:	11.68%
Length of employment:	2 years 4 months	Location:	WYOMING, MI

Home town:	Lansing
Current & past employers:	Burger king, Crowe Chizek
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

Amount $4,750 Interest rate 17.58% APR 20.07% Term 36 months Monthly payment $170.73

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 385229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385229	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385229. Member loan 385229 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Wattles Office Supply	Debt-to-income ratio:	7.85%
Length of employment:	1 year	Location:	PALATKA, FL

Home town:	Gainesville
Current & past employers:	Wattles Office Supply, GameStop
Education:	DeVry University-Florida

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to consolidate my credit cards into one low monthly payment.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,197.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385248	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385248. Member loan 385248 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	International Foodservice Specialists, Inc.	Debt-to-income ratio:	18.36%
Length of employment:	2 years 10 months	Location:	Chula Vista, CA

Home town:	Long Branch
Current & past employers:	International Foodservice Specialists, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for working capital to take advantage of inventory and/or cash discounts available from various vendors.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69,903.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385250	$25,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385250. Member loan 385250 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	XVC, Inc.	Debt-to-income ratio:	19.12%
Length of employment:	5 years	Location:	Concord, OH

Home town:	Cleveland
Current & past employers:	XVC, Inc.
Education:	Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I'm a creative communications consultant and photographer based out of Cleveland, OH. I also happen to one of many small business owners who had to leverage personal credit to keep a new business afloat. Now, 5 years later, business is pretty good even though the economy as a whole has slowed down. While I've been able to stay current, much of my debt is of the high-interest credit card variety. I'm hoping the LC community can help me consolidate a few credit cards and reduce the interest rate I'm paying. Thank you for your consideration...

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	36
Revolving Credit Balance:	$91,505.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385261	$12,250	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385261. Member loan 385261 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	State Street Corp.	Debt-to-income ratio:	0.30%
Length of employment:	1 year	Location:	NORTH PROVIDENCE, RI

Home town:	North Providence
Current & past employers:	State Street Corp., Walgreen
Education:	Johnson & Wales University-Providence

This borrower member posted the following loan description, which has not been verified:

i need Personal line of credit for personal expenditures home improvement and vacation.I do not have enough equity to get home equity loan and i do not want to refinance my home because of closing cost. I have excellent credit history and secure job.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$536.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385273	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385273. Member loan 385273 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	interchurch center	Debt-to-income ratio:	3.79%
Length of employment:	5 years	Location:	BRONX, NY

Home town:	New York
Current & past employers:	interchurch center, castrigno
Education:	CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

im looking for loan to startup business

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1974	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,822.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 385287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385287	$8,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385287. Member loan 385287 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	max-m-co	Debt-to-income ratio:	9.03%
Length of employment:	9 years 1 month	Location:	Austin, TX

Home town:	anenii noi
Current & past employers:	max-m-co
Education:	college of chisinau

This borrower member posted the following loan description, which has not been verified:

I need a wedding money!

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,894.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385291	$6,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385291. Member loan 385291 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Inland Imaging, LLC	Debt-to-income ratio:	6.59%
Length of employment:	4 months	Location:	Seattle, WA

Home town:	Beaumont
Current & past employers:	Inland Imaging, LLC, Siemens Healthcare
Education:	Strayer Universith at North Carolina, Weber State University

This borrower member posted the following loan description, which has not been verified:

I've recently relocated back to the US after many years in Singapore. I have some debts owing to Standard Chartered bank in Singapore at a high interest rate that I would like to pay off.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$713.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385303	$8,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385303. Member loan 385303 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	National Hockey League	Debt-to-income ratio:	20.88%
Length of employment:	3 years 4 months	Location:	HOBOKEN, NJ

Home town:	Neptune
Current & past employers:	National Hockey League, Mitsubishi Heavy Industries America, Inc.
Education:	William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

Want to help my mother pay off a credit card.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	2
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385349

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385349	$15,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385349. Member loan 385349 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Consulting Firm	Debt-to-income ratio:	0.80%
Length of employment:	1 year	Location:	pittsburgh, PA

Home town:	mumbai
Current & past employers:	Consulting Firm
Education:	Carnegie Mellon University

This borrower member posted the following loan description, which has not been verified:

So I am from India. I went to a top school for my Masters degree (Carnegie Mellon). Ofcourse, CMU wasn't cheap and to fund my education I took an education loan from India totaling about $70,000. I graduated about 12 months back and secured a top job at a substantial salary. Other than my education loan, I have zero debt (currently utilizing a zero percent balance transfer offer on one credit card -- close to zero debt on my three other cards). My first year income was about $95,000. Due to my low debt obligations, I went all out to repay my education loan, paying in as much as $55,000 dollars in one year (I have bank statements to show the money returned). However, as most of my payments were in the beginning of last year (when the dollar was much weaker), the conversion rate was against me and I didnt return as many rupees as I borrowed. I have about $15,000 left on my loan and am far ahead of my required payments. However, there are two big reasons I want to close out my loan immediately: 1) Education loans in India are very expensive and I am currently paying about 15% in interest. 2) Due to recent run up of the dollar, the exchange rate with the rupee is at its highest (nearly 25% higher when compared to one year ago). Not sure how long this might last. To capitalize on this, I am looking to borrow money to close out my loan in India immediately and handle everything here in America. This reduces my forex exposure and offers lower interest rates. Hence, I am motivated to move this debt to America and pay in the currency I earn in. I am sincere, hard working, have a great job, and excited about future possibilities post clearing this loan in India! Thanks for reading my note!

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,118.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385412	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385412. Member loan 385412 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	El Dorado Irrigation District	Debt-to-income ratio:	2.47%
Length of employment:	6 years 10 months	Location:	Rancho Cordova, CA

Home town:	Portland
Current & past employers:	El Dorado Irrigation District
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I are looking to pay off our higher rate credit card debt and max out our 2008 Roth IRA contributions.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,616.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385417	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385417. Member loan 385417 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Cole, Evans & Peterson	Debt-to-income ratio:	1.33%
Length of employment:	18 years 11 months	Location:	SHREVEPORT, LA

Home town:	Shreveport
Current & past employers:	Cole, Evans & Peterson
Education:	Louisiana State University-Shreveport (LSUS)

This borrower member posted the following loan description, which has not been verified:

Motorcycle Loan

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,420.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385425

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385425	$8,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385425. Member loan 385425 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	BBH & Co.	Debt-to-income ratio:	12.08%
Length of employment:	1 year 1 month	Location:	Staten Island, NY

Home town:
Current & past employers:	BBH & Co., TD Securities
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan for part of a down payment on an investment property.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,187.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 385442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385442	$6,850	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385442. Member loan 385442 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	TranTech	Debt-to-income ratio:	11.62%
Length of employment:	2 years 6 months	Location:	Herndon, VA

Home town:
Current & past employers:	TranTech, Comtech Mobile Datacom
Education:

This borrower member posted the following loan description, which has not been verified:

A small loan needed for home window repairs and improvements. Things that need to be fixed as soon as possible on the home.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	31
Revolving Credit Balance:	$10,867.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385483	$5,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385483. Member loan 385483 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	self-employed	Debt-to-income ratio:	1.72%
Length of employment:	3 years	Location:	lamesa, TX

Home town:	Lamesa
Current & past employers:	self-employed
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan because I need to remodel my bathroom due to that the pluming is really bad, and with that money I can fix it, even though I'm self employed due to the recession that this country is going through my business have gone down.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	62
Revolving Credit Balance:	$586.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385511	$2,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385511. Member loan 385511 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	Step Forward Activities	Debt-to-income ratio:	24.00%
Length of employment:	1 year 2 months	Location:	John Day, OR

Home town:	John Day
Current & past employers:	Step Forward Activities, grubsteak mining company
Education:	Blue Mountain Community College

This borrower member posted the following loan description, which has not been verified:

I am a single mother of 2 children and work a full time job but am struggling to pay my monthly bills. i want to borrow to pay off all accumulated bills such as credit cards, doctor bills and auto. With one monthly payment instead of multiple would make it alot easier for me to pay my housing and utilities and provide for my family. Also, i would like to have one monthly interest rate instead of many. I know lending club must be lower than the rest.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	51
Revolving Credit Balance:	$5,475.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385512	$8,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385512. Member loan 385512 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	5.37%
Length of employment:	4 years	Location:	PLANTATION, FL

Home town:
Current & past employers:
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

His farm is going to be foreclosed in on the next week. Need quick money to scramble so he can keep his farm.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,739.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385517	$24,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385517. Member loan 385517 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	brinks	Debt-to-income ratio:	17.17%
Length of employment:	13 years 8 months	Location:	queens, NY

Home town:	Brooklyn
Current & past employers:	brinks
Education:

This borrower member posted the following loan description, which has not been verified:

PAYOFF TWO PERSONAL LOANS ($11K)FROM CITIBANK. MY AUTOMOBILE NEEDS SERVICE,CHECK ENGINE LIGHT ON DASBOARD IS DISPLAY. SEARCHING FOR SECONDARY JOB TO FOR EXTRA INCOME.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	59
Revolving Credit Balance:	$608.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 385520

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385520	$9,250	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385520. Member loan 385520 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,125 / month
Current employer:	Arizona State Credit Union	Debt-to-income ratio:	15.85%
Length of employment:	3 years 3 months	Location:	FLAGSTAFF, AZ

Home town:	Glendale
Current & past employers:	Arizona State Credit Union
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I have just graduated with my business degree and purchased my first home. Now i am looking to pay off all debt. This seemed like a great way to consolidate and pay it off at a better rate.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,012.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385543	$6,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385543. Member loan 385543 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	burr pilger and maer	Debt-to-income ratio:	12.45%
Length of employment:	2 years 2 months	Location:	san ramon, CA

Home town:	Oakland
Current & past employers:	burr pilger and maer, burr pilger and maer
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

As a collegiate athlete at Kent State in Ohio, I played softball and as a result of pithing for the team I developed a deformity in my right breast. My right breast became underdeveloped due to the stress of pitching at the college level. It has effected my self esteem as well as my the perception of my colleagues and friends. I need this loan in order to get corrective breast augmentation to my right breast. Thank you for your consideration,Taylor Deville

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	76
Revolving Credit Balance:	$3,981.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385552	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385552. Member loan 385552 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Auto Zone	Debt-to-income ratio:	23.66%
Length of employment:	5 months	Location:	Temple, GA

Home town:	Atlanta
Current & past employers:	Auto Zone, John Bleakley Ford
Education:	Georgia Southwestern State University

This borrower member posted the following loan description, which has not been verified:

I am looking to lower my credit card payment as my interest rates have gone up.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,688.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385561	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385561. Member loan 385561 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Boy Scouts of America	Debt-to-income ratio:	10.77%
Length of employment:	2 years 6 months	Location:	Los Angeles, CA

Home town:	Sayre
Current & past employers:	Boy Scouts of America, 900 Frames, Authentic Entertainment, Starbucks Coffee, Mansfield University
Education:	Mansfield University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

My wife and I are looking to consolidate some various debts. Living across the country from our family, travel expenses have quickly added up (you've got to go home for Christmas, right?). On top of that, a weeks stay in a hospital and other medical related bills has left us about $10000 in debt on our credit cards. At this point in our life we want to be saving for a house, not paying $200 a month in finance charges! We both work full time and our combined income is approximately $74,000. I work for the Boy Scouts of America (and am an Eagle Scout as well) and she works for a small college test preparation company. We also both have great credit (743 and 650). We would be so appreciative to get this loan and make our payments faithfully. Thank you for considering us for a loan.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,763.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385577	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385577. Member loan 385577 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Butte College	Debt-to-income ratio:	12.78%
Length of employment:	5 years	Location:	CHICO, CA

Home town:	San Antonio
Current & past employers:	Butte College
Education:	University of San Francisco (USF), California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

I'm looking to pay down two credit cards at a more reasonable interest rate. I have a tenured position at work and am a reliable borrower.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	42
Revolving Credit Balance:	$9,287.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385601	$12,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385601. Member loan 385601 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Office Pavilion Houston	Debt-to-income ratio:	13.01%
Length of employment:	1 year 5 months	Location:	Spring, TX

Home town:	Corsicana
Current & past employers:	Office Pavilion Houston, Mccoy Workplace Solutions, Texas Department of Criminal Justice
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

I recently had a roommate move out on my lease and had just signed a year lease for my house. I am able to make the payments but it has left me living paycheck to paycheck with no emergency fund. If possible I would like to get a loan to pay for the rest of the year lease and then make payments on the loan which would help me catch up. This should help cut my monthly payment in half or more and at the same time I would have plenty of time to make arrangements on a more cost effective place to live. I already have a friend in the process of buying a home in which he would lease out a room to me for a much lower cost. With the extra money saved I could also pay the loan off in full earlier.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	38
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385609	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385609. Member loan 385609 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,894 / month
Current employer:	US Army	Debt-to-income ratio:	22.76%
Length of employment:	3 years 8 months	Location:	Dallas, TX

Home town:	Dallas
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a $5,000 loan for debt consolidation. I need the loan to pay off past debts from various lenders

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$362.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385619

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385619	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385619. Member loan 385619 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Ceradyne Thermo	Debt-to-income ratio:	10.74%
Length of employment:	5 years 1 month	Location:	Alpharetta, GA

Home town:	Springfield
Current & past employers:	Ceradyne Thermo
Education:

This borrower member posted the following loan description, which has not been verified:

Hi all, First of all I love this site. I hope to be an investor once my loan is payed off. Gotta love that passive income. Well my situation right now is that I've recently had a wedding, which added to some credit card debt that I already had obtained through furnishing a home I purchased a little over two years ago. My credit is still great despite my high level of revolving debt-which is spread out across 4 cards right now, and I'm merely trying to consolidate into one loan for ease of payment and lower rate. I've been employed with my current company for over five years now, and we have government contracts that are currently going to last well into 2014. We are in fact, expanding to triple our current production level within the next two years...and will be hiring while others are firing. In other words, slim to none chance of layoff or job loss for the next five years. My income is good and looks to be getting better. I just got a 4% raise which is excellent in the current economic climate, needless to say. In fact, I'm able to stuff 15% of my pay into a 401k even with my high debt payment. Can't stand to miss out on that employer match. Well I won't bore you guys any longer, I really do appreciate anyone willing to help me out. I'll be joining your ranks in three years :)

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,622.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385622

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385622	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385622. Member loan 385622 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	OVERLAND	Debt-to-income ratio:	4.29%
Length of employment:	2 years	Location:	Calabasas, CA

Home town:	DUMONT
Current & past employers:	OVERLAND
Education:	GOLDEN GATE COLLEGE

This borrower member posted the following loan description, which has not been verified:

planning to remodel both kitchen and bathrooms. I have lived at this address for 20 years. I want to take advantage of the lower cost of construction materials at this time. My residence is free and clear. I have low credit card debt.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1965	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	6
Revolving Credit Balance:	$3,331.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385661	$11,100	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385661. Member loan 385661 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	new england lining supply	Debt-to-income ratio:	17.71%
Length of employment:	1 year 5 months	Location:	Pawtucket, RI

Home town:
Current & past employers:	new england lining supply
Education:

This borrower member posted the following loan description, which has not been verified:

business loan

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,872.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385685	$18,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385685. Member loan 385685 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	city of brigeport	Debt-to-income ratio:	8.66%
Length of employment:	15 years 5 months	Location:	bridgeport, CT

Home town:	Bridgeport
Current & past employers:	city of brigeport, sacred heart university
Education:	Sacred Heart University, Housatonic Community College

This borrower member posted the following loan description, which has not been verified:

i'm attempting to barrow the money for a dream vacation and to help my sister who just recently lost her job .

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,584.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385688

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385688	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385688. Member loan 385688 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Consulate General of the Dominican Republic	Debt-to-income ratio:	21.66%
Length of employment:	8 years 3 months	Location:	MIAMI, FL

Home town:	Santo Domingo
Current & past employers:	Consulate General of the Dominican Republic
Education:	Universidad Catolica de Santo Domingo

This borrower member posted the following loan description, which has not been verified:

I really would like to get this loan to pay off my credit cards, becuase I make monthly payments and I feel like the principal comes down to slow because of the interes. I would like to have only one loan with only one payment in the one I will pay principal and interest knowing that one day will be the last payment and having my credit cards clean.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	33
Revolving Credit Balance:	$11,998.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385691	$3,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385691. Member loan 385691 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Goodwill Industries of Orange County	Debt-to-income ratio:	23.45%
Length of employment:	1 year 10 months	Location:	Garden Grove, CA

Home town:	Long Beach
Current & past employers:	Goodwill Industries of Orange County, Gwinnett County Public Schools, 20th Century Fox Studios
Education:	Long Beach City College, Rio Hondo College

This borrower member posted the following loan description, which has not been verified:

I have to have surgery in early April and I need a small loan to help with my expenses. I have medical insurance but it doesnt cover everything like my co pay..ect

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,369.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385745	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385745. Member loan 385745 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	20.68%
Length of employment:	1 year	Location:	Oregon, WI

Home town:
Current & past employers:	Self-Employed, National Cleaning Company, Wisconsin Aviation
Education:	Embry-Riddle Aeronautical University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate some business debt and to help expand a relatively new facilities management company that provides janitorial and maintenance services to commercial properties. My business partner and I have been involved in the industry for 30 and 10 years, respectively. We come from a national cleaning company where we oversaw properties nationwide ranging from small office buildings to 2-million square-foot enclosed shopping centers. My partner was the national manager (and a minority owner), and I was a multi-region manager. We presently have enough cash-flow to pay the regular bills and cover any loan through Lending Club. I also have $25,000 available as a loan from my parents that I will not touch except in the case of a cash-flow emergency. This assures that, even in a worst-case scenario, we will be able to meet our financial obligations to our lenders. Along with building a local base of customers (all of whom are very happy with our work), we are in talks with a number of REITs to start bidding on groups of enclosed shopping center contracts around the country. The commercial janitorial industry alone is approaching $100 billion annually. It is tremendously fragmented, to the point that I don?t think that anybody even has 1% of the market (specifically commercial janitorial). There?s no real barrier to entry in any domestic city. Overgeneralizing a bit, excepting a couple of large franchise companies (which, depending on who owns the local office, are all over the map in terms of service quality), there seem to be two major types of janitorial companies. First, there are the hundreds of thousands of ?ma and pa? operations that may or may not be good but they aren?t focused beyond a short radius from their home and they clean a small number of facilities. Then, there are the few ?heavy hitters? that have revenue in the tens and hundreds of millions of dollars. These companies often shun smaller contracts even though they could enter Fortune 1000 status were they to develop a broader market. Additionally, other than having a site manger, they tend to manage from afar (sometimes many states away) which severely limits growth potential. I?m not knocking either type of company. If they provide good service, then great. However, my thought is to develop a franchise-like business model and then export that model throughout the United States while maintaining corporate control. This will allow us to serve large geographical areas and ranges of customers while maintaining a local feel with high-level management in each market providing direction and ensuring quality of service. Shopping centers that we pick up will be catalysts for growth in their associated cities. My long-term goal (maybe 30 years) is to have corporate owned local offices in the top 300 metropolitan statistical areas. I think the first 5 years will be relatively slow growth, but I expect things to accelerate as we get the practice of entering new cities down to a science. I believe that as we expand and build our reputation, we will start pulling the best and brightest people from throughout the industry partly because of our pay structure and opportunity for advancement. This will accelerate our growth while maintaining service quality. Anyway, I have borrowed and repaid tens of thousands of dollars over the fifteen years of my adult life and have never been late on a payment let alone failed to repay a loan (this is entirely on my own with no external help). My credit score reflects this. It was 805 before starting the company, and last time I checked it was around 750 after incurring some debt to get the company off the ground. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,744.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385753	$2,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385753. Member loan 385753 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,750 / month
Current employer:	policia departmento	Debt-to-income ratio:	10.96%
Length of employment:	8 years 1 month	Location:	bronx, NY

Home town:	puerto rico
Current & past employers:	policia departmento, police department
Education:

This borrower member posted the following loan description, which has not been verified:

Im looking to get funding to help payoff my creditcard bill tht is out standing

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	42	Months Since Last Delinquency:	12
Revolving Credit Balance:	$5,428.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385758	$20,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385758. Member loan 385758 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	CWSI	Debt-to-income ratio:	7.09%
Length of employment:	3 years	Location:	Miami, FL

Home town:	Miami
Current & past employers:	CWSI
Education:

This borrower member posted the following loan description, which has not been verified:

Start my own delivery business for medical equipment, and lab samples for testing, I already have the experience and all the knowledge about the business, i am planning on buying a van with all the conditioning necessary to transport all kind of medicines, and lab work. The medical field has maintained its track during these hard times, It' s my moment.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	15
Revolving Credit Balance:	$3,408.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385767	$3,475	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385767. Member loan 385767 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,333 / month
Current employer:	kohls	Debt-to-income ratio:	18.09%
Length of employment:	2 years 5 months	Location:	stratford, CT

Home town:	stratsford
Current & past employers:	kohls
Education:	university of hartford

This borrower member posted the following loan description, which has not been verified:

I looking for extra funding to pay for my tuition.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,844.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385783	$3,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385783. Member loan 385783 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Orphic Workshop, LLC	Debt-to-income ratio:	11.68%
Length of employment:	2 years 6 months	Location:	Albuquerque, NM

Home town:	Binghamton
Current & past employers:	Orphic Workshop, LLC
Education:	University of New Mexico

This borrower member posted the following loan description, which has not been verified:

I'm working on paying of my cards, one by one. Just got one paid off, but the other will go much faster if I can get a better rate! I'm doing my best to get out of debt, and this will certainly help me achieve my goals of being debt-free. The money will only be used to refinance existing debt, and I'm not adding any more credit debt.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	71
Revolving Credit Balance:	$4,621.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385796	$16,800	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385796. Member loan 385796 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Advantage Data Inc.	Debt-to-income ratio:	1.15%
Length of employment:	9 months	Location:	LOWELL, MA

Home town:	Salem
Current & past employers:	Advantage Data Inc., SmartEDU, Inc.
Education:	Tufts University, University of Massachusetts-Lowell

This borrower member posted the following loan description, which has not been verified:

I just found a super-clean, low-mileage (27k miles) RX-7 locally that I'd like to purchase. Unfortunately, the car is being sold by a private seller and I currently do not have enough cash to fund the purchase on my own. I'm having trouble getting loans from banks mainly because they don't like the idea of holding a 20-year-old car as collateral. Ideally, I would have liked to trade in my current car (2003 G35) with an additional 30% down, resulting in a much smaller loan amount (under $8,000). This is not the case, however, so I am planning to sell my current car (2003 Infiniti G35) within a few weeks in order to pay back a chunk of this loan. Thanks!

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$800.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385809	$20,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385809. Member loan 385809 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Bluepoint Surgical Group	Debt-to-income ratio:	20.06%
Length of employment:	2 years 2 months	Location:	ALEXANDRIA, VA

Home town:	Ripley
Current & past employers:	Bluepoint Surgical Group
Education:	Marshall University

This borrower member posted the following loan description, which has not been verified:

Found you by means of Lendingtree.com. Wanting to consolidate credit card debts, federal and state taxes owed for 2008 and other bills. I am not currently having problems making my payments, I want to begin to actually pay down the debt and start saving money.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,450.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385834

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385834	$8,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385834. Member loan 385834 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	Altera Corp.	Debt-to-income ratio:	6.42%
Length of employment:	8 years 1 month	Location:	Santa Clara, CA

Home town:
Current & past employers:	Altera Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card debts

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	9
Revolving Credit Balance:	$17,588.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385849

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385849	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385849. Member loan 385849 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	ECI	Debt-to-income ratio:	11.15%
Length of employment:	6 years	Location:	Irvine, CA

Home town:	Toronto
Current & past employers:	ECI
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

Attempting to consolidate and close out 2 higher interest credit cards.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,755.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385860

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385860	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385860. Member loan 385860 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Properties Plus LLC	Debt-to-income ratio:	21.95%
Length of employment:	1 year 7 months	Location:	Boulder, CO

Home town:	Ottawa
Current & past employers:	Properties Plus LLC
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am interested in a loan to consolidate my credit card debt and to pay an unexpected 2008 tax bill. I have excellent credit (750 range) and this consolidation will actually lower my monthly payments.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	76
Revolving Credit Balance:	$5,811.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385903

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385903	$24,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385903. Member loan 385903 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Hagemeister Inc. Law Office	Debt-to-income ratio:	17.97%
Length of employment:	14 years	Location:	ALISO VIEJO, CA

Home town:	Placentia
Current & past employers:	Hagemeister Inc. Law Office, Tenet Healthcare Corp., Jones Day
Education:	Fullerton College, California State University-Fullerton (CSUF), University of San Diego

This borrower member posted the following loan description, which has not been verified:

I am a 40 year old business transaction attorney and commercial broker. Although most work is done via telephone and e-mail theses days, on occasion, I need to meet with clients and/or drive clients in my vehicle. My wife drives our three daughters around in a 2003 minivan and we also own a 2003 truck, but neither car is really appropriate in most professional settings. I will use the proceeds of the loan to purchase a nice used 4 door sedan, probably 3 to 5 years old to get the best bargain. There are many very nice vehicles in the $18,000 to $20,000 range (before tax and license and initial mechanic work). Purchasing from a private party will provide me with much better leverage than purchasing from a dealer. I will also be investigating and purchasing an aftermarket warranty as I will likely keep the vehicle for 5+ years. This warranty may cost another $1,500 but would be worth it in the long run to avoid substantial repair costs. All in all, a lot cheaper than buying a new car.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$351,453.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385906	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385906. Member loan 385906 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	Willis Insurance Services of California, Inc.	Debt-to-income ratio:	12.16%
Length of employment:	1 year	Location:	Corona, CA

Home town:	Glendale
Current & past employers:	Willis Insurance Services of California, Inc., Aon Corp., Stanley Steemer International
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

My wife, kids, and I just purchased our first home via a short sale and need these funds to fix and paint the exterior. Currently our home has peeling paint and is susceptible to attack by termites and other wood destroying pests. Help us protect our investment while putting others to work!

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,364.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385916	$25,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385916. Member loan 385916 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	B&H Photo Video	Debt-to-income ratio:	0.38%
Length of employment:	2 years 6 months	Location:	Amityville, NY

Home town:	Durham
Current & past employers:	B&H Photo Video, The New York Magic Project Inc
Education:	University of North Carolina School of the Arts

This borrower member posted the following loan description, which has not been verified:

In April of 2008, I created the New York Magic Project, an S-Corp production company with the goal of creating education and performance tools for magicians. In August of 2008 we launched our website at www.newyorkmagicproject.com In under a year, I have self-financed and produced 2 instructional DVDs, both of which are available on our website and have received acclaim from top industry pros. Our next project is a custom deck of Bicycle cards, produced by the US Playing Card Company in Ohio. Our deck has already gone through the stages of approval at USPCC. We have self-funded the artwork/proof fee. USPCC is ready to run our deck as soon as we have the funds. The custom Bicycle deck market exploded in 2004 when ellusionist.com created their Black Tiger Deck, which has sold over 250,000 decks. It has continued to grow with more offerings from Ellusionist, and other companies. The market is still going strong. In October of 2008, a company called Big Blind Media debuted a deck of cards, and the entire first printing sold out in a mere 2.5 weeks. Their next deck will be on the market this spring. Custom decks are sought after by card enthusiasts such as poker players and magicians, and there are many collectors of various Bicycle decks. Our $25,000 loan would finance cost of the minimum run of 10,000 decks required, as well as cover advertising costs, such as print ads in magic trade magazines.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,330.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385924	$17,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385924. Member loan 385924 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Internal Revenue Service (IRS)	Debt-to-income ratio:	14.71%
Length of employment:	7 years 9 months	Location:	WASHINGTON, DC

Home town:	Huntington Station
Current & past employers:	Internal Revenue Service (IRS)
Education:	SUNY at Binghamton

This borrower member posted the following loan description, which has not been verified:

Consolidate two credit cards and a 410K loan

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,359.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385932	$24,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385932. Member loan 385932 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Rabat inc	Debt-to-income ratio:	12.78%
Length of employment:	3 years 4 months	Location:	berkeley, CA

Home town:
Current & past employers:	Rabat inc
Education:	University of San Francisco (USF)

This borrower member posted the following loan description, which has not been verified:

paying of debt

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,903.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 385947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385947	$4,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385947. Member loan 385947 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.77%
Length of employment:	n/a	Location:	Dallas, TX

Home town:	Leavenworth
Current & past employers:	MedTrials, Inc. (Clinical Research)
Education:	University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

This loan request is for a $7000 surgical procedure of which I (the borrower) already has $3000.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$703.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385950	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385950. Member loan 385950 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,767 / month
Current employer:	Parker Consulting Services	Debt-to-income ratio:	11.12%
Length of employment:	4 years 1 month	Location:	Tallahassee, FL

Home town:	Annapolis
Current & past employers:	Parker Consulting Services, Stanley Steemer, T-Formations
Education:	Tallahassee Community College

This borrower member posted the following loan description, which has not been verified:

To pay off my car loan

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,637.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385969	$8,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385969. Member loan 385969 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	McTish, Kunkel & Associates	Debt-to-income ratio:	6.75%
Length of employment:	4 years 10 months	Location:	Jeannette, PA

Home town:	Boston
Current & past employers:	McTish, Kunkel & Associates
Education:	Penn State

This borrower member posted the following loan description, which has not been verified:

We built our house 3 years ago and have been living with an extremely steep gravel driveway ever since. My wife's car will be paid off in May, so now it is time to get the driveway paved. My wife and I are very cost-conscious people and have never been late on a bill; establishing an excellent credit record. Thanks in advance for your help in improving our home.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,439.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385987	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385987. Member loan 385987 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Kmart	Debt-to-income ratio:	24.36%
Length of employment:	8 years 5 months	Location:	Chula Vista, CA

Home town:	Mesa
Current & past employers:	Kmart
Education:	Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

I have three credit card debts I need to have paid off. I always make my payments on time and have a very good credit score, it will just take me way too long to pay them off and I would like to move into my own place and start living my own life. Making one payment a month instead of the three will make this dream of mine a reality.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,917.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386055	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386055. Member loan 386055 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,833 / month
Current employer:	LANCASTER COMMUNITY HOSPITAL	Debt-to-income ratio:	23.26%
Length of employment:	2 years 10 months	Location:	PALMDALE, CA

Home town:
Current & past employers:	LANCASTER COMMUNITY HOSPITAL, KAISER PERMANENTE
Education:	COLLEGE

This borrower member posted the following loan description, which has not been verified:

I have been doing home improvements and I need this loan to finish an extra room for my growing kids.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	79
Revolving Credit Balance:	$71,053.00	Public Records On File:	1
Revolving Line Utilization:	83.40%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386083	$9,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386083. Member loan 386083 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Pacer Energy Marketing	Debt-to-income ratio:	21.90%
Length of employment:	3 years 1 month	Location:	Skiatook, OK

Home town:	Tulsa
Current & past employers:	Pacer Energy Marketing, Crude Marketing and Transportation
Education:	Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

Need to pay off high interest credit card and replace with lower interest payment.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,190.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386100	$8,500	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386100. Member loan 386100 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	medco health solutions	Debt-to-income ratio:	19.83%
Length of employment:	1 year 6 months	Location:	FORT WORTH, TX

Home town:	New Orleans
Current & past employers:	medco health solutions, university of houston library
Education:	university of houston

This borrower member posted the following loan description, which has not been verified:

need a loan to buy a used car, preferrably individual sales, but dealers are fine too

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,321.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386120

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386120	$1,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386120. Member loan 386120 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Howrey LLP	Debt-to-income ratio:	9.77%
Length of employment:	6 months	Location:	Crofton, MD

Home town:	Brooklyn
Current & past employers:	Howrey LLP
Education:

This borrower member posted the following loan description, which has not been verified:

I am a lender on both LC and Prosper. You can look me up if you like my screen name on both is JEPook. My returns so far have been so-so but I do believe in the P2P lening model. As such, I am making this loan to get a feel for what a borrower must go through and hoefully in the process make me better at picking out loans to invest in. I will not pay this load back right away, but I know I will not hold it for the term either. (I also hate when people pay a loan after only 30 days or so) I will probably keep the loan for 6 mos or so as to be fair to the people lending to me. Again this is mostly for my research, I don't need the money. Cheers

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,003.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386126	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386126. Member loan 386126 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Special School District	Debt-to-income ratio:	0.33%
Length of employment:	5 years	Location:	St Louis, MO

Home town:	St Louis
Current & past employers:	Special School District, Special School District
Education:	Truman State University

This borrower member posted the following loan description, which has not been verified:

Before selling my current home, I would like to make several repairs so that I get the highest price possible. Floors $3000. Cabinets $2000. Paint $1000. Update bathrooms $1000. Update Kitchen $3000. Update Electric (breaker box) $1000. My house appraises for $190,000 now, and after repairs would appraise for $250,000 to $260,000. Other then the electric, my sons will be doing to labor at no cost.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	16
Revolving Credit Balance:	$12,683.00	Public Records On File:	1
Revolving Line Utilization:	34.80%	Months Since Last Record:	47
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386131	$11,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386131. Member loan 386131 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,489 / month
Current employer:	Los Angeles Unified School District	Debt-to-income ratio:	19.15%
Length of employment:	3 years 3 months	Location:	Los Angeles, CA

Home town:	Cerritos
Current & past employers:	Los Angeles Unified School District
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I want to refinance a loan from Prosper

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,148.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386136	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386136. Member loan 386136 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Armstrong Capital	Debt-to-income ratio:	3.92%
Length of employment:	n/a	Location:	Far Rockaway, NY

Home town:	Philadelphia
Current & past employers:	Armstrong Capital
Education:	Touro College

This borrower member posted the following loan description, which has not been verified:

I currently have two credit cards with an APR of over 19% that I would like to consolidate.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,520.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386148	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386148. Member loan 386148 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,708 / month
Current employer:	Citadel Solutions LLC	Debt-to-income ratio:	19.20%
Length of employment:	1 year 1 month	Location:	Chicago, IL

Home town:	Burlington
Current & past employers:	Citadel Solutions LLC
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I have recently been introduced to an investment opportunity that I want to take advantage of. I have been offered to buy a stake in local business. The majority of this loan will be used to buy this stake. The rest will be used to help cover upcoming costs asscociated with my CPA/CFA exams. I currently work in the financial services industry in Chicago. I have been at my current job for over a year now. Because of my job, I have to adhere to strict compliance policies that prohibit me from buy and selling out of stocks easily. Currently, most of my wealth is in stocks so I currently don't have the liquidity to take advantage of this opportunity. This is why I am seeking this loan.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,435.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386164	$14,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386164. Member loan 386164 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,982 / month
Current employer:	CVS	Debt-to-income ratio:	5.75%
Length of employment:	2 years	Location:	Egg Harbor City, NJ

Home town:	Daytona Beach
Current & past employers:	CVS, Lockheed Martin Corp.
Education:	Pennco Tech

This borrower member posted the following loan description, which has not been verified:

With this money I can pay off what I owe and only have 1 monthly payment. That would make my life a WHOLE lot easier. Thank you for your help.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,695.00	Public Records On File:	1
Revolving Line Utilization:	46.20%	Months Since Last Record:	72
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 386209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386209	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386209. Member loan 386209 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	Scott & White EMS, Inc.	Debt-to-income ratio:	17.37%
Length of employment:	2 years 8 months	Location:	Temple, TX

Home town:	Temple
Current & past employers:	Scott & White EMS, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I'm starting an internet auction & ecommerce website. I already have my company incorporated (State of Texas) and also have my domain name secured. I'm in need of capital to pay for web development and hosting costs.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386225	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386225. Member loan 386225 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,166 / month
Current employer:	NII	Debt-to-income ratio:	1.73%
Length of employment:	4 years	Location:	NORTHRIDGE, CA

Home town:	Vilnius
Current & past employers:	NII, Darius Ivanauskas
Education:	UCLA

This borrower member posted the following loan description, which has not been verified:

I am 25 year old male, full time employed and on the free time run my own window tinting business. I need truck to better do the job. Never missed a payment, have excellent credit score

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,554.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386296	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386296. Member loan 386296 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Revision Management	Debt-to-income ratio:	21.97%
Length of employment:	3 years	Location:	San Ramon, CA

Home town:	San Ramon
Current & past employers:	Revision Management, UPS
Education:	Berklee Music College

This borrower member posted the following loan description, which has not been verified:

I'm looking to pay down my credit card and college loans faster.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,524.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386315	$14,100	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386315. Member loan 386315 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	The Grand Canal Shoppes at The Venetian	Debt-to-income ratio:	10.82%
Length of employment:	2 years	Location:	LAS VEGAS, NV

Home town:	Orem
Current & past employers:	The Grand Canal Shoppes at The Venetian, Aramark Corp, The Utah College of Massage Therapy
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate my car payment and motorcycle payment into one loan and lower the aggregate interest rate and monthly payments.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$10,513.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386330	$4,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386330. Member loan 386330 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Sean Consulting Services	Debt-to-income ratio:	15.29%
Length of employment:	3 months	Location:	Redondo Beach, CA

Home town:	Redondo Beach
Current & past employers:	Sean Consulting Services, Cbeyond
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Working out of home financial consultant is in need of paying the expenses (rent + cell phone expense). $3000 will go towards next 2 months worth of rent. The rest will go towards cell phone and travel expenses. Small roadblock from my success.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,031.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372510	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372510. Member loan 372510 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,929 / month
Current employer:	Enovity, Inc.	Debt-to-income ratio:	4.69%
Length of employment:	1 month	Location:	Potlatch, ID

Home town:	Owosso
Current & past employers:	Enovity, Inc., Hired (12/16/2008) by Enovity principals to streamline their internal processes, Retired from working for other people 7/2004-12/15/2008, Enjoyed an eclectic series of jobs and self-employment (9/1980-6/2004), U.S. Navy (retired 9/1/1980 after 20 years service)
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

The house we've owned for 12 years was built in 1985. The roof is due for replacement. In addition, while the roof is being worked on we want to (1) add a cover over our back deck, and (2) remove the chimney that is no longer in use. A cover over our back deck, in addition to improving the usability of the deck, will help reduce our power bills by shading the two major windows on the West facing side of our house. The chimney is no longer in use because in 2000 we removed the propane heater from the basement which was no longer needed after we installed central heating and air conditioning as part of another remodeling project. We will have the cash for this project in the bank by mid-summer. Our contractor (who was recommended by a friend of ours who is an architect in the area), wants to complete the project by May 15th. In addition, we would prefer to use the interest from our cash deposits to reduce the cost of the loan. A short term, low interest loan appears to make sense for this project.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1975	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,384.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 380295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380295	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380295. Member loan 380295 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Schlumberger Ltd.	Debt-to-income ratio:	10.89%
Length of employment:	9 months	Location:	lawrence, KS

Home town:	Humboldt
Current & past employers:	Schlumberger Ltd., US Navy, Wal-Mart Stores
Education:	Allen County Community College, Johnson County Community College

This borrower member posted the following loan description, which has not been verified:

I have two credit cards with high interest rates that I had to use to make it through college and now that I have a full time job i want to pay them off with a loan at a much lower rate. One of them I have a balance of $5,500 and the other I have a balance of $4,000.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,020.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381864

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381864	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381864. Member loan 381864 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,500 / month
Current employer:	Sales Manager	Debt-to-income ratio:	5.15%
Length of employment:	10 years	Location:	Matthews, SC

Home town:	Charlotte
Current & past employers:	Sales Manager
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

Lookingto consolidate all my multiple payments into one convenient payment per month with a fixed interest rate.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	1
Revolving Credit Balance:	$23,120.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385259	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385259. Member loan 385259 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,625 / month
Current employer:	Ann Taylor Retail Inc.	Debt-to-income ratio:	5.49%
Length of employment:	1 year 6 months	Location:	ORLANDO, FL

Home town:	Ft. Walton Beach
Current & past employers:	Ann Taylor Retail Inc.
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

My fiance' just got a great job in San Diego and will be relocating there for a couple of months to work. In order for he and I to both work out our fairly successful careers we need the 3000 to cover the moving him from Florida to California and visitation for myself in between.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,786.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386310	$7,200	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386310. Member loan 386310 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Sapphire Energy	Debt-to-income ratio:	16.72%
Length of employment:	2 months	Location:	San Diego, CA

Home town:	Salinas
Current & past employers:	Sapphire Energy, University of New Mexico/New Mexico State
Education:	Chico State/ New Mexico State

This borrower member posted the following loan description, which has not been verified:

personal loan

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1982	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,712.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386369	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386369. Member loan 386369 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,708 / month
Current employer:	Computer Sciences Corporation	Debt-to-income ratio:	13.82%
Length of employment:	10 years 3 months	Location:	Mays Landing, NJ

Home town:	Somers Point
Current & past employers:	Computer Sciences Corporation, Crab Trap Ltd
Education:	Georgia Institute of Technology, The Richard Stockton College of New Jersey

This borrower member posted the following loan description, which has not been verified:

This is my loan for my convertible BMW

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1969	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	5
Revolving Credit Balance:	$56,903.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 386400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386400	$25,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386400. Member loan 386400 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	8.54%
Length of employment:	n/a	Location:	New York, NY

Home town:	Taipei
Current & past employers:	Mondera
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I need to get a 25k loan to consolidate debt. I will use the money to pay off two credit card account in Bank of America and JP Morgan Chase. I will spend 13k to pay off the Bank of America's credit card. And 11k to pay off the credit card on JP Morgan Chase. I incurred the 25k credit card debt in 2008 to finance an internet start up. But unfortunately the venture did not work out. I am currently working as a software consultant with steady income. I like to pay off the high interest credit card account with a lower interest rate loan and pay if off in next 3 years.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	39
Revolving Credit Balance:	$24,485.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 386423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386423	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386423. Member loan 386423 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,540 / month
Current employer:	Law Office of Frederick R. Franke, Jr.	Debt-to-income ratio:	21.54%
Length of employment:	10 years 1 month	Location:	Denton, MD

Home town:	Cambridge
Current & past employers:	Law Office of Frederick R. Franke, Jr.
Education:	Anne Arundel Community College

This borrower member posted the following loan description, which has not been verified:

Payoff my credit cards and consolidate them into one monthly payment.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	30
Revolving Credit Balance:	$11,628.00	Public Records On File:	1
Revolving Line Utilization:	40.40%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386450	$2,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386450. Member loan 386450 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,475 / month
Current employer:	NDI	Debt-to-income ratio:	19.10%
Length of employment:	5 years 5 months	Location:	alexandria, VA

Home town:	Takoma Park
Current & past employers:	NDI, Smithsonian Institution
Education:	Northwestern Sr High School

This borrower member posted the following loan description, which has not been verified:

Finally I am done raising my family and want to go back to school to help improve my quality of life. I want to be able to have the freedom of an eduacation that will help my finish out my career in style with my head held high. I want to go back to school and get my degree in drafting and design. I have been in the building industry my entire working life and have always been out in the field as a supervisor but now I would like to be part of the planning and design of the projects. This loan would enable me to get this dream off the ground.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	55
Revolving Credit Balance:	$5,396.00	Public Records On File:	1
Revolving Line Utilization:	23.10%	Months Since Last Record:	57
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386469	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386469. Member loan 386469 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	lsw	Debt-to-income ratio:	23.69%
Length of employment:	6 years	Location:	Grand Prairie, TX

Home town:	Dallas City
Current & past employers:	lsw, American General
Education:	texas arlington

This borrower member posted the following loan description, which has not been verified:

Loan for the purchase of an used motorcycle

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,400.00	Public Records On File:	1
Revolving Line Utilization:	77.80%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386495	$4,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386495. Member loan 386495 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Vinckier Foods	Debt-to-income ratio:	15.06%
Length of employment:	5 years 7 months	Location:	Imlay City, MI

Home town:	Mt. Clemens
Current & past employers:	Vinckier Foods
Education:

This borrower member posted the following loan description, which has not been verified:

We are in the process of buying a home for the first time. The home that we are trying to purchase is a manufactured home. Because of that, we found out that we would need about 2000.00 down, and about another 3000.00 for our closing costs. This is the only thing holding us back. We could easily make the monthly payment and once we get our tax money back next year (we would get the tax credit back that they are offering for first time home buyers), we would be able to pay the loan amount off in full. This is a great opportunity for us and we would hate to lose a great house just because of a few thousand dollars.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	20
Revolving Credit Balance:	$1,067.00	Public Records On File:	0
Revolving Line Utilization:	19.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386556	$17,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386556. Member loan 386556 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,807 / month
Current employer:	US Army	Debt-to-income ratio:	22.32%
Length of employment:	17 years	Location:	Fort Knox, KY

Home town:	Cleburne
Current & past employers:	US Army
Education:	Central Texas College

This borrower member posted the following loan description, which has not been verified:

I want to pay off my current credit cards keeping only a few of them and make one low monthly payment at a low interest rate. my current credit scores are pretty good. I have been monitoring my credit scores for over a year and they have been steadily going up every month. These credit cards seem to be causing most of the problem duing the time that I have been monitoring my credit reports and scores.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,583.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 386563

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386563	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386563. Member loan 386563 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Self	Debt-to-income ratio:	6.76%
Length of employment:	5 years 6 months	Location:	Rhinebeck, NY

Home town:
Current & past employers:	Self, USAF (Retired)
Education:

This borrower member posted the following loan description, which has not been verified:

I am purchasing a campground which has been in operatiion for 39 years. I am investing my own funds and am using owner financing. I need the $12000 to complete the deal and begin operations.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,977.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 386605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386605	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386605. Member loan 386605 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Aerotek	Debt-to-income ratio:	16.24%
Length of employment:	1 year 6 months	Location:	Morgan Hill, CA

Home town:	San Bruno
Current & past employers:	Aerotek
Education:

This borrower member posted the following loan description, which has not been verified:

Private school tuition for our daughters 2009/2010 school year. Oldest daughter will be a senior and youngest a sophomore. College fund for oldest tanked in the last year so we need to put more money away in the next 12 months to pay for her first year of college while hopefully her 529 fund bounces back. By spreading this year's tuition costs over 3 years, it will allow us to set more aside for her first year of college.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,559.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 161 dated March 22, 2009